                                                                   EXHIBIT 10.13

                                                                [DIX LEUMI LOGO]

                                                                  BANK LEUMI USA
                                                                  MEMBER FDIC

                             PROMISSORY NOTE (GRID)

New York, N.Y. November 17, 2003                                      $1,000,000

      For Value Received, VALENTEC SYSTEMS, INC. promise(s) to pay to the order of BANK LEUMI USA (the "Bank"), at its offices at 564 Fifth Avenue, New York, New York 10036, the principal sum of ONE MILLION Dollars ("Maximum Principal Amount") or, if less, the aggregate unpaid principal sum of all loans made by the Bank, in its sole discretion, to the maker of this Note from time to time. The principal sum of each such loan shall be payable May 3, 2004.

      Within the limits of the Maximum Principal Amount, the maker may borrow, prepay, and reborrow in the manner provided herein.

      Each loan granted hereunder shall be secured by a standby letter of credit in the amount of such loan issued by Bank Leumi le-Israel B.M., an Israeli banking institution.

      The maker shall pay to the Bank, on a quarterly basis, in arrears, an unused facility fee for the quarter just ended of 0.25% per annum on the amount equal to the excess of the Maximum Principal Amount over the average daily outstanding principal balance of this note during such quarter.

      Each loan shall bear interest (from the date of such loan) at a rate per annum which shall be equal to 2% per annum above the Libor Rate (Reserve Adjusted)(*) for a three month term, but in no event in excess of

----------
* "Libor Rate" means, relative to any Interest Period (hereinafter defined) for loans made pursuant to this Note and which bear interest at the "Libor Rate (Reserve Adjusted)" (i) the rate quoted by the British Bankers Association in London as its "LIBOR" rate for U.S. dollar deposits at or about 11:00 a.m., London time, on the second Business Day prior to the commencement of the Interest Period; provided, however, that if the Bank adopts generally in its business a different rate quoting system or service for obtaining the rate of interest commonly known as "LIBOR" for U.S. dollar deposits, then upon giving prompt notice to the Borrower such alternative rate quoting system or service shall be utilized for determining "LIBOR" in lieu of the rate quoted by the British Bankers Association, and (ii) if the rate may not be determined by the Bank as provided in the preceding clause (i) for any reason, as determined by the Bank in its reasonable judgment, then the rate equal to the rate of interest per annum determined by the Bank to be the arithmetic mean (rounded upward to the next 1/16th of 1%) of the rates of interest per annum at which U.S. dollar deposits in the approximate amount of the amount of the loan to be made or continued hereunder by the Bank and having a maturity comparable to such Interest Period would be offered to the Bank in the London Interbank market at its request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

    "Libor Reserve Percentage" means, relative to any Interest Period for loans hereunder, the percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to the Bank) under regulations issued from time to time by the Federal Reserve System Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Federal Reserve System Board).

    "Libor Rate (Reserve Adjusted)" means, relative to any loan to be made or continued hereunder for any Interest Period, the rate of interest per annum (rounded upwards to the next 1/16th of 1%) determined by the Bank as follows:

                         Libor Rate                    Libor Rate
                                           -------------------------------
                     (Reserve Adjusted) = 1.00 - Libor Reserve Percentage the maximum rate permitted by applicable law; provided, that in the event the Bank shall have determined that by reason of circumstances affecting the Libor Rate (Reserve Adjusted) adequate and reasonable means do not exist for ascertaining the Libor Rate (Reserve Adjusted) for any Interest Period, or the time remaining to the stated maturity date of this Note is less than the Interest Period, then the applicable rate of interest during such Interest Period shall be equal to the rate of interest designated by the Bank, and in effect from time to time, as its "Reference Rate" plus 1 % per annum adjusted when said Reference Rate changes, but in no event in excess of the maximum rate permitted by law (the maker acknowledges that the Reference Rate may not necessarily represent the lowest rate of interest charged by the Bank to customers); provided further that no Libor Rate (Reserve Adjusted)-based loan shall be made less than one month before the stated maturity date of this Note or after the occurrence and continuance of an Event of Default or an event which, upon notice, passage of time or both would constitute an Event of Default. Interest hereunder shall be payable on the last day of each Interest Period and at maturity (whether by acceleration or otherwise). The term "Interest Period" as used in this Note shall mean a period of three month(s). No Interest Period shall extend beyond the stated maturity date of this Note. The initial Interest Period for this Note shall begin on the day of the initial draw down under the Note, and each subsequent Interest Period shall begin on the last day of the immediately preceding Interest Period. If an Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall end on the next succeeding Business Day; provided, however, that, if any Interest Period, would otherwise end on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall end on the next preceding Business Day and further provided that if any Interest Period commences on the last Business Day in a calendar month or if there is no corresponding day in the calendar month in which it is to end, then it shall end on the last Business Day in a calendar month. The Bank shall give notice to the maker of the interest rate determined for each Interest Period as provided herein, and such notice shall be conclusive and binding upon the maker for all purposes absent manifest error. The maker shall pay to the Bank to compensate it for any loss, cost or expense that the Bank determines is attributable to any prepayment of a loan made by the Bank to the maker using the Libor Rate (Reserve Adjusted). Such compensation shall be an amount equal to the excess (if any) of (i) the amount of interest that otherwise would have accrued on the principal amount so prepaid for the period from the date of such prepayment to the last day of the then current Interest Period for such loan at the applicable rate of interest for such loan provided for herein less (ii) the amount of interest that otherwise would have accrued on such principal amount from the date of such prepayment until the end of the then current Interest Period at a rate per annum equal to the interest component of the amount the Bank would have bid in The London Interbank market for dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by the Bank). The term "Business Day" shall mean any day of the year on which the Bank is open for business (as required or permitted by law or otherwise) and on which dealings in U.S. dollar deposits are carried on in London, England.

      If any law, treaty, rule, regulation or determination of a court or governmental authority or any change therein or in the interpretation or application thereof (each, a "Change in Law") shall make it unlawful for the Bank to make Libor Rate (Reserve Adjusted)-based loans, or to maintain interest rates based on Libor, then in the former event, any obligation of the Bank contained herein or in any agreement of the Bank to make available such unlawful Libor Rate (Reserve Adjusted)-based loans shall immediately be cancelled, and in the latter event, any such unlawful Libor Rate (Reserve Adjusted)-based loans then outstanding shall be converted, at the Bank's option, so that interest on the outstanding principal balance subject hereto is determined in relation to the Reference Rate as hereinabove provided; provided however, that if any such Change in Law shall permit any Libor Rate (Reserve Adjusted)-based loans to remain in effect until the expiration of the Interest Period applicable thereto, then such permitted Libor Rate (Reserve Adjusted)-based loans shall continue in effect until the expiration of such Interest Period. Upon the occurrence of any of the foregoing events, maker shall pay to the Bank immediately upon demand such amounts as may be necessary to compensate the Bank for any fines, fees, charges, penalties or other costs incurred or payable by the Bank as a result thereof and which are attributable to any Libor Rate (Reserve Adjusted) options made available to maker hereunder, and any reasonable allocation made by the Bank among its operations shall be conclusive and binding upon maker.

      If any Change in Law or compliance by the Bank with any request or directive (whether or not having the force of law) from any central bank or other governmental authority shall:

      (A) subject the Bank to any tax, duty or other charge with respect to any Libor Rate (Reserve Adjusted) options, or change the basis of taxation of payments to the Bank of principal, interest, fees or any other amount payable hereunder (except for changes in the rate of tax on the overall net income of the Bank); or

      (B) impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances or loans by, or any other acquisition of funds by any office of the Bank; or

      (C)   impose on the Bank any other condition;

and the result of any of the foregoing is to increase the cost to the Bank of making, renewing or maintaining any Libor Rate (Reserve Adjusted)-based loan hereunder and/or to reduce any amount receivable by the Bank in connection therewith, then in any such case, maker shall pay to the Bank immediately upon demand such amounts as may be necessary to compensate the Bank for any additional costs incurred by the Bank and/or reductions in amounts received by the Bank which are attributable to such Libor Rate (Reserve Adjusted)-based loan. In determining which costs incurred by the Bank and/or reductions in amounts received by the Bank are attributable to any Libor Rate (Reserve Adjusted)-based loan made to maker hereunder, any reasonable allocation made by the Bank among its operations shall be conclusive and binding upon maker.

      The Bank is hereby authorized to enter on the schedule attached hereto the amount of each loan and each payment of principal thereon, without any further authorization on the part of the maker or any guarantor of this Note, but the Bank's failure to make such entry shall not limit or otherwise affect the obligations of the maker or any guarantor of this Note. In the event that any other Liabilities (as hereinafter defined) of maker to the Bank are due at any time that the Bank receives a payment from maker on account of this Note or any such other Liabilities of maker, the Bank may apply such payments to amounts due under this Note or any such other Liabilities in such manner as the Bank, in its discretion, elects, regardless of any instructions from maker to the contrary.

      The maker and each guarantor of this Note acknowledge and agree that the use of this form of note is for their convenience, and there is no obligation on the part of the Bank to make loans to the maker whatsoever.

      Interest shall be computed on the basis of a 360-day year.

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      Each maker authorizes (but shall not require) the Bank to debit any account maintained by the maker with the Bank, at any date on which the payment of principal or of interest on any of the Liabilities is due, in an amount equal to any unpaid portion of such payment. If the time for payment of principal of or interest on any of the Liabilities or any other money payable hereunder or with respect to any of the Liabilities becomes due on a day on which the Bank's offices are closed (as required or permitted by law or otherwise), such payment shall be made on the next succeeding Business Day, and such extension shall be included in computing interest in connection with such payment. All payments by any maker of this Note on account of principal, interest or fees hereunder shall be made in lawful money of the United States of America, in immediately available funds.

      All Property (as hereinafter defined) held by the Bank shall be subject to a security interest in favor of the Bank or holder hereof as security for any and all Liabilities. The term "Property" shall mean the balance of every deposit account of the maker with the Bank or any of the Bank's nominees or agents and all other obligations of the Bank or any of its nominees or agents to the maker, whether now existing or hereafter arising, and all other personal property of the maker (including without limitation all money, accounts, general intangibles, goods, instruments, documents and chattel paper) which, or evidence of which, are now or at any time in the future shall come into the possession or under the control of or be in transit to the Bank or any of its nominees or agents for any purpose, whether or not accepted for the purposes for which it was delivered. The term "Liabilities" shall mean the indebtedness evidenced by this Note and all other indebtedness, liabilities and obligations of any kind of the maker (or any partnership or other group of which the maker is a member) to
(a) the Bank, (b) any group of which the Bank is a member, or (c) any other person if the Bank has a participation or other interest in such indebtedness, liabilities or obligations, whether (i) for the Bank's own account or as agent for others, (ii) acquired directly or indirectly by the Bank from the maker or others, (iii) absolute or contingent, joint or several, secured or unsecured, liquidated or unliquidated, due or not due, contractual or tortious, now existing or hereafter arising, or (iv) incurred by the maker as principal, surety, endorser, guarantor or otherwise, and including without limitation all expenses, including attorneys' fees, incurred by the Bank in connection with any such indebtedness, liabilities or obligations or any of the Property (including any sale or other disposition of the Property).

      Upon the happening, with respect to any maker or guarantor of this Note or any assets of any such maker or guarantor, of any of the following events: death of the maker or guarantor or any member of the maker or guarantor (if a partnership); the failure to furnish the Bank with any requested information or failing to permit inspection of books or records by the Bank or any of its agents; the making of any misrepresentation to the Bank in obtaining credit for any of them; dissolution (if a corporation or partnership); the making of a mortgage or pledge; the commencement of a foreclosure proceeding; default in the payment of principal or interest on this Note or in the payment of any other obligation of any said maker or guarantor held by the Bank or holder thereof or in the performance or observance of any covenant or agreement contained in the instrument evidencing such obligation; default in the payment of principal of or interest on any indebtedness for borrowed money owed to any other person or entity (including any such indebtedness in the nature of a lease) or default in the performance or observance of the terms of any instrument pursuant to which such indebtedness was created or is secured, the effect of which default is to cause or permit any holder of any such indebtedness to cause the same to become due prior to its stated maturity (and whether or not such default is waived by the holder thereof); a change in the financial condition or affairs of any of them which in the opinion of the Bank or subsequent holder hereof materially reduces his, their or its ability to pay all of his, their or its obligations; the suspension of business; the making of an assignment for the benefit of creditors, or the appointment of a trustee, receiver or liquidator for the maker or guarantor or for any of his, its or their property, or the commencement of any proceedings by the maker or guarantor under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt, receivership, liquidation or dissolution law or statute (including, if the maker or guarantor is a partnership, its dissolution pursuant to any agreement or statute), or the commencement of any such proceedings without the consent of the maker or guarantor, as the case may be, and such proceedings shall continue undischarged for a period of 30 days; the sending of notice of an intended bulk sale; the entry of judgments or any attachment, levy or execution against any of his, their or its properties shall not be released, discharged, dismissed, stayed or fully bonded for a period of 30 days or more after its entry, issue or levy, as the case may be; or the issuance of a warrant of distraint or assertion of a lien for unpaid taxes, this Note, if not then due or payable on demand, shall become due and payable immediately without demand or notice and all other debts or obligations of the makers hereof to the Bank or holder hereof, whether due or not due and whether direct or contingent and howsoever evidenced, shall, at the option of the Bank or holder hereof, also become due and payable immediately without demand or notice. After this Note becomes due, at stated maturity or on acceleration, any unpaid balance hereof shall bear interest from the date it becomes due until paid at a rate per annum 3% above the rate borne by this Note when it becomes due or, if such rate shall not be lawful with respect to the undersigned, then at the highest lawful rate. The liability of any party to commercial paper held by the Bank or holder hereof, other than the makers hereof, shall remain unaffected hereby and such parties shall remain liable thereon in accordance with the original tenor thereof. Each maker agrees that if an attorney is retained to enforce or collect this Note or any other obligations by reason of non-payment of this Note when due or made due hereunder, a reasonable attorneys' fee shall be paid in addition, which fees shall be computed as follows: 15% of the principal, interest and all other sums due and owing to the Bank or holder or the reasonable value of the attorneys' services, whichever is greater.

      This Note shall be governed by the laws of the State of New York and shall be binding upon the maker and the maker's heirs, administrators, successors and assigns. THE MAKER HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT LOCATED IN NEW YORK CITY OVER ANY ACTION OR PROCEEDING ARISING OUT OF ANY DISPUTE BETWEEN THE MAKER AND THE BANK, AND THE MAKER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF A COPY OF SUCH PROCESS TO THE MAKER AT THE ADDRESS SET FORTH BELOW. IN THE EVENT OF LITIGATION BETWEEN THE BANK AND THE MAKER OVER ANY MATTER CONNECTED WITH THIS NOTE OR RESULTING FROM TRANSACTIONS HEREUNDER, THE RIGHT TO A TRIAL BY JURY IS HEREBY WAIVED BY THE BANK AND THE MAKER. THE MAKER ALSO WAIVES THE RIGHT TO INTERPOSE ANY SET-OFF OR COUNTERCLAIM OF ANY NATURE. The Bank or any holder may accept late payments, or partial payments, even though marked "payment in full" or containing words of similar import or other conditions, without waiving any of its rights. No amendment, modification or waiver of arty provision of this Note nor consent to any departure by maker therefrom shall be effective, irrespective of any course of dealing, unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      The rights and remedies of the Bank provided for hereunder (including but not limited to the right to accelerate Liabilities of maker and to realize on any security for any such Liabilities) are cumulative with the rights and remedies of the Bank available under any other instrument or agreement or under applicable law.

      The undersigned, if more than one, shall be jointly and severally liable hereunder.

                                        VALENTEC SYSTEMS, INC.

                                        By: /s/ Robert A. Zummo
                                            ---------------------------------

                                        By: /s/ [ILLEGIBLE]
                                            ---------------------------------

                                        2618 York Avenue
                                        (Address)
                                        Minden, LA 71055

[BANK ONE LOGO]

                                 PROMISSORY NOTE

BORROWER: Valentec Systems, Inc.   LENDER: Bank One, N.A. with Columbus, Ohio as
          2618 York Ave                    its main office
          Minden, LA 71055                 Shreveport Business Banking LPO
                                           400 Texas Street 3rd Floor
                                           Shreveport, LA  71101

PRINCIPAL AMOUNT: $2,000,000.00                      DATE OF NOTE: JUNE 23, 2004

PROMISE TO PAY. VALENTEC SYSTEMS, INC. ("BORROWER") PROMISES TO PAY TO THE ORDER OF BANK ONE, N.A. WITH COLUMBUS, OHIO AS ITS MAIN OFFICE ("LENDER"), IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA THE SUM OF TWO MILLION & 00/100 DOLLARS (U.S. $2,000,000.00) OR SUCH OTHER OR LESSER AMOUNTS AS MAY BE REFLECTED FROM TIME TO TIME ON LENDER'S BOOKS AND RECORDS AS EVIDENCING THE AGGREGATE UNPAID PRINCIPAL BALANCE OF LOAN ADVANCES MADE TO BORROWER ON A REVOLVING LINE OF CREDIT BASIS AS PROVIDED HEREIN, TOGETHER WITH SIMPLE INTEREST ASSESSED ON A VARIABLE RATE BASIS AT THE RATE PER ANNUM EQUAL TO 0.500 PERCENTAGE POINTS UNDER THE INDEX PROVIDED HEREIN, AS THE INDEX UNDER THIS NOTE MAY BE ADJUSTED FROM TIME TO TIME, ONE OR MORE TIMES, WITH INTEREST BEING ASSESSED ON THE UNPAID PRINCIPAL BALANCE OF THIS NOTE AS OUTSTANDING FROM TIME TO TIME, COMMENCING ON JUNE 23, 2004 AND CONTINUING UNTIL THIS NOTE IS PAID IN FULL.

LINE OF CREDIT. This Note evidences a revolving line of credit "master note". The unpaid principal balance of this Note shall increase and decrease with each new advance and payment hereunder, as the case may be. Subject to the terms hereof, Borrower may borrow, repay and reborrow hereunder. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's deposit accounts with Lender. Lender will have no obligation to advance funds under this Note if: (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Note for purposes other than those acceptable to Lender; or (E) Lender in good faith believes itself insecure with regard to repayment of this Note.

PAYMENT. BORROWER WILL PAY THIS LOAN IN ONE PAYMENT OF ALL OUTSTANDING PRINCIPAL PLUS ALL ACCRUED UNPAID INTEREST ON JUNE 23, 2005. IN ADDITION. BORROWER WILL PAY REGULAR MONTHLY PAYMENTS OF ALL ACCRUED UNPAID INTEREST DUE AS OF EACH PAYMENT DATE, BEGINNING JULY 23, 2004, WITH ALL SUBSEQUENT INTEREST PAYMENTS TO BE DUE ON THE SAME DAY OF EACH MONTH AFTER THAT UNTIL THIS NOTE IS PAID IN FULL. PAYMENTS AND ANY OTHER CREDITS SHALL BE ALLOCATED AMONG PRINCIPAL, INTEREST AND FEES AT THE DISCRETION OF LENDER UNLESS OTHERWISE REQUIRED BY APPLICABLE LAW. THE ANNUAL INTEREST RATE FOR THIS NOTE IS COMPUTED ON A 365/360 BASIS; THAT IS, BY APPLYING THE RATIO OF THE ANNUAL INTEREST RATE OVER A YEAR OF 360 DAYS, MULTIPLIED BY THE OUTSTANDING PRINCIPAL BALANCE, MULTIPLIED BY THE ACTUAL NUMBER OF DAYS THE PRINCIPAL BALANCE IS OUTSTANDING. BORROWER WILL PAY LENDER AT LENDER'S ADDRESS SHOWN ON LOAN ACCOUNT STATEMENTS SENT TO THE BORROWER, LENDER'S ADDRESS SHOWN IN ANY PAYMENT COUPON BOOK PROVIDED TO THE BORROWER, OR AT SUCH OTHER PLACE AS LENDER MAY DESIGNATE IN WRITING.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the Prime Rate (the "Index"). "Prime Rate" shall mean the rate announced from time to time by Lender as its prime rate (which rate may not be the lowest, best or most favorable rate of interest which Lender may charge on loans to its customers). Each change in the rate to be charged on this Note will become effective without notice on the same day as the Index changes. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 0.500 percentage points under the Index. Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower may pay without fee all or a portion of the principal amount owed hereunder earlier than it is due. All prepayments shall be applied to the Indebtedness in such order and manner as Lender may from time to time determine in its sole discretion. Borrower [ILLEGIBLE] not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender [ILLEGIBLE] accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to [ILLEGIBLE]. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Bank One Business Banking Loan Servicing Disputed Accounts Department, P.O. Box 901008 Fort Worth, TX 76101-2008.

LATE CHARGE. If Borrower fails to pay any payment under this Note in full within 10 days of when due, Borrower agrees to pay Lender a late payment fee in an amount equal to 5.000% of the unpaid amount of regularly scheduled payment or $25.00, whichever is greater. Late charges will not be assessed following declaration of default and acceleration of the maturity of this Note.

INTEREST AFTER DEFAULT. If Lender declares this Note to be in default, Lender has the right prospectively to adjust and fix the simple interest rate under this Note until this Note is paid in full, as follows: (A) If the original principal amount of this Note is $250,000 or less, the fixed default interest rate shall be equal to eighteen (18%) percent per annum, or three (3%) per cent per annum in excess of the interest rate under this Note, whichever is greater.
(B) If the original principal amount of this Note is more than $250,000, the fixed default interest rate shall be equal to twenty-one (21 %) percent per annum, or three (3%) per cent per annum in excess of the interest rate under this Note at the time of default, whichever is greater.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

      PAYMENT DEFAULT. Borrower fails to make any payment when due under this Note.

      DEFAULT UNDER SECURITY AGREEMENTS. Should Borrower or any guarantor violate, or fail to comply fully with any of the terms and conditions of, or default under any security right, instrument, document, or agreement directly or indirectly securing repayment of this Note.

      OTHER DEFAULTS IN FAVOR OF LENDER. Should Borrower or any guarantor of this Note default under any other loan, extension of credit, security right, instrument, document, or agreement, or obligation In favor of Lender.

      DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower or any guarantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may affect any property or other collateral directly or indirectly securing repayment of this Note.

      INSOLVENCY. Should the suspension, failure or insolvency, however evidenced, of Borrower or any Guarantor of this Note occur or exist.

      DEATH OR INTERDICTION. Should any guarantor of this Note die or be interdicted.

      READJUSTMENT OF INDEBTEDNESS. Should proceedings for readjustment of indebtedness, reorganization, bankruptcy, composition or extension under any insolvency law be brought by or against Borrower or any guarantor.

      ASSIGNMENT FOR BENEFIT OF CREDITORS. Should Borrower or any guarantor file proceedings for a respite or make a general assignment for the benefit of creditors.

      RECEIVERSHIP. Should a receiver of all or any part of Borrower's property, or the property of any guarantor, be applied for or appointed.

      DISSOLUTION PROCEEDINGS. Proceedings for the dissolution or appointment of a liquidator of Borrower or any guarantor are commenced.

      FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter

      JUDGMENTS OR DECREES. One or more judgments or decrees shall be entered against the Borrower and such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal.

      MATERIAL ADVERSE CHANGE. Should any material adverse change occur in the financial condition of Borrower or any guarantor of this Note or should any material discrepancy exist between the financial statements submitted by Borrower or any guarantor and the actual financial condition of Borrower or such guarantor.

      EVENTS AFFECTING GUARANTOR. Any of the preceding Events of Default occurs with respect to any guarantor of the Indebtedness as if the word "guarantor" were substituted for the word "Borrower" in such Event of Default, or any guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty.

      INSECURITY. Lender in good faith believes itself insecure with regard to repayment of this Note.

LENDER'S RIGHTS. Upon the occurrence of any Event of Default, Lender may declare the entire unpaid principal balance on this Note and the

                                PROMISSORY NOTE
                                  (CONTINUED)                             PAGE 2

Indebtedness and all accrued unpaid interest immediately due, without notice (except that in the case of any Event of Default of the type described in the DEFAULT - Insolvency section herein, such acceleration shall be automatic and not at Lender's option), and then Borrower will pay that amount. Borrower shall be liable for any deficiency remaining after disposition of any collateral which Lender may choose to realize upon.

ATTORNEYS' FEES; EXPENSES. If Lender refers this Note to an attorney for collection, or files suit against Borrower to collect this Note, or if Borrower files for bankruptcy or other relief from creditors, Borrower agrees to pay Lender's reasonable attorneys' fees.

NSF CHECK CHARGE. In the event that Borrower makes any payment under this Note by check and Borrower's check is returned to Lender unpaid due to nonsufficient funds in Borrower's deposit account, Borrower agrees to pay Lender an additional NSF check charge in an amount of $25.00.

DEPOSIT ACCOUNTS. As collateral security for repayment of this Note and all renewals and extensions, as well as to secure any and all other loans, notes, indebtedness and obligations that Borrower may now and in the future owe to Lender or incur in Lender's favor, whether direct or indirect, absolute or contingent, due or to become due, of any nature and kind whatsoever (with the exception of any indebtedness under a consumer credit card account). Borrower is granting, Lender a continuing security Interest in any and all funds that Borrower may now and in the future have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Borrower is an account holder (with the exception of IRA, pension, and other tax-deferred deposits). Borrower further agrees that Lender may at any time apply any funds that Borrower may have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Borrower is an account holder against the unpaid balance of this Note and any and all other present and future indebtedness and obligations that Borrower may then owe to Lender, in principal, interest, fees, costs, expenses, and reasonable attorneys' fees.

COLLATERAL. Borrower acknowledges this Note is secured by security interest in and lien upon all colateral described in any Related Document. Collateral securing other loans with Lender may also secure this Note as the result of cross-collateralization.

FINANCIAL STATEMENTS. Borrower agrees to provide Lender with such financial statements and other related information at such frequencies and in such detail as Lender may reasonably request.

ENFORCEABILITY AND ORGANIZATION. Borrower is duly authorized to transact business in all states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business. Borrower's execution, delivery and performance of this Note and all the Related Documents have been duly authorized by [ILLEGIBLE] necessary action by Borrower. This Note and all the Related Documents constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms. If applicable, Borrower is an entity which is, and at all times shall be, duly organised, validly existing, and in good standing under and by virtue of the laws of the state of its organization.

INFORMATION WAIVER. Lender may provide, without any limitation whatsoever, to any one or more purchasers, potential purchasers, or affiliates of BANK ONE CORPORATION, any information or knowledge Lender may have about the undersigned or about any matter relating to this document and the Related Documents, and the undersigned hereby waives any right to privacy the undersigned may have with respect to such matters.

INDEBTEDNESS. The word "Indebtedness" means all principal, interest, and other amounts, costs and expenses payable under the Note or Related Documents, together with all renewals of, extensions of, modifications of, consolidations of and substitutions for the Note or Related Documents, together with interest on such amounts as provided in this Note, and all obligations, debts and liabilities, plus interest thereon, of Borrower or any one or more of them to Lender, as well as all claims by Lender against Borrower or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of this Note, whether voluntary or otherwise, whether due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated and whether Borrower may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise and whether recovery upon such amounts may be or hereafter become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter become otherwise unenforceable; and further includes, without limitation, all principal, interest, and other amounts, costs and expenses payable under the Related Documents, whether executed by the Borrower or by any other person or entity, together with all renewals of, extensions of, modifications of, consolidations of and substitutions for the Related Documents, together with interest thereon as provided in the Related Documents.

RELATED DOCUMENTS. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now existing or hereafter arising, executed in connection with the Indebtedness.

LIABILITIES FOR OBLIGATIONS UNDER RELATED DOCUMENTS. Borrower also promises to pay to Lender all of the Indebtedness. Borrower acknowledges that some of the Related Documents, pursuant to which Indebtedness may arise, may be executed only by persons or entities other than the Borrower.

PURPOSE. Borrower agrees that no advances under this Note shall be used for personal, family or household purposes and that all advances hereunder shall be used solely for business, commercial, agricultural or other similar purposes.

ARBITRATION. Undersigned and Lender agree that all disputes, claims and controversies between them whether individual, joint, or class in nature, arising from this document or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association in effect at the time the claim is filed, upon request of either party. No act to take or dispose of any Collateral or Property (as defined herein or in any Related Document) securing this document shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to applicable law. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral or Property securing this document, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral or Property securing this document, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this document shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration, proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

JURY WAIVER. THE UNDERSIGNED AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE UNDERSIGNED AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT, THE RELATED DOCUMENTS, OR ANY RELATIONSHIP BETWEEN OR AMONG THE UNDERSIGNED AND LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING EVIDENCED BY THIS DOCUMENT AND THE RELATED DOCUMENTS.

GOVERNING LAW. The Lender's loan production office for this transaction is located at the address and in the State (the "LPO State") indicated in the LPO address or the loan production office address on the first page of this document. This document will be governed by and interpreted in accordance with federal law and the laws of the LPO State, except for matters related to interest and the exportation of interest, which matters shall be governed by and interpreted in accordance with federal law (including, but not limited to, statutes, regulations, interpretation and opinions) and the laws of the State of Ohio. However, if there is ever a question about whether any provision of this document is valid or enforceable, the provision that is questioned will be governed by whichever state or federal law would find the provision to be valid and enforceable. The loan transaction which is evidenced by this document has been made in the State of Ohio.

VENUE. If there is a lawsuit, the undersigned agrees to submit to the jurisdiction of the courts of the county in the LPO State in which the Lender's loan production office is located.

LATE CHARGES. In the "Late Charge" provision set forth above, the following language is hereby added after the word "greater"; "up to the maximum amount of Two Hundred Fifty Dollars ($250.00) per late charge".

DEPOSIT ACCOUNT AND AFFILIATES OF LENDER. For purposes of the section of this document entitled "Deposit Accounts" and no other, the term "Lender" shall mean not only the Lender, but also any other subsidiary or affiliate of Bank One Corporation (each a "Lender" Affiliate"). Therefore the security interest granted to Lender and right to apply funds to the obligations of the undersigned under this document includes. any and all funds that the undersigned may now and in the future have on deposit with Lender or any Lender Affiliate or in certificates of deposit or other deposit accounts with Lender or any Lender Affiliate as to which the undersigned is an account holder (with the exception of IRA, pension, and other tax-deferred deposits). Provided further, any failure of the undersigned to comply with or pay or perform any term, obligation, convenant or condition contained in any agreement between the undersigned and any Lender Affiliate shall be an event of default under this document.

BORROWER'S ACKNOWLEDGEMENT AND AGREEMENT REGARDING AFFILIATE BANKS. Borrower may now or in the future have a borrowing relationship with another bank which is an affiliate of Bank One Corporation ("Bank Affiliate"). Lender and Borrower intend that the terms,

                                 PROMISSORY NOTE
                                   (CONTINUED)                            PAGE 3

covenants, conditions, warranties and obligations of Borrower In only one agreement in the nature of a loan or credit agreement ("Loan agreement") be applicable to the borrowing relationship of Borrower and Lender and of Borrower and each such Bank Affiliate. Therefore, until Borrower executes a Loan Agreement with Lender, the Borrower agrees that the terms, covenants, conditions, warranties and obligations of Borrower contained in any Loan Agreement between Borrower and any Bank Affiliate shall continue in full force and effect until all Indebtedness [ILLEGIBLE] pursuant to this Note is paid in full, notwithstanding any provision to the contrary set forth in the Loan Agreement with the Affiliated [ILLEGIBLE] even in the event Borrower has satisfied all obligations, debts and liabilities of Borrower to such Bank Affiliate.

RENEWAL AND EXTENSION. This Note is given in replacement, renewal and/or extension of, but not extinguishing the indebtedness evidenced by, the promissory note dated September 24, 2002 executed by Borrower to Lender, in the original principal amount of $1,000,000.00, including previous renewals or modifications thereof, if any (the "Prior Note"), and is not a novation thereof. All interest evidenced by the Prior Note being replaced, renewed, and/or extended by this Note shall continue to be due and payable until paid. All Related Documents executed in relation to or as security for the Prior Note remain in full force and effect.

WAIVERS. Borrower and each guarantor of this Note hereby waive demand, presentment for payment, protest, notice of protest and notice of nonpayment, and all pleas of division and discussion, and severally agree that their obligations and liabilities to Lender hereunder shall be on a "solidary" or "joint and several" basis. Borrower and each guarantor further severally agree that discharge or release of any party who is or may be liable to Lender for the indebtedness represented hereby, or the release of any collateral directly or indirectly securing repayment hereof, shall not have the effect of releasing any other party or parties, who shall remain liable to Lender, or of releasing any other collateral that is not expressly released by Lender. Borrower and each guarantor additionally agree that Lender's acceptance of payment other than in accordance with the terms of this Note, or Lender's subsequent agreement to extend or modify such repayment terms, or Lender's failure or delay in exercising any rights or remedies granted to Lender, shall likewise not have the effect of releasing Borrower or any other party or parties from their respective obligations to Lender, or of releasing any collateral that directly or indirectly secures repayment hereof. In addition, any failure or delay on the part of Lender to exercise any of the rights and remedies granted to Lender shall not have the effect of waiving any of Lender's rights and remedies. Any partial exercise of any rights and/or remedies granted to Lender shall furthermore not be construed as a waiver of any other rights and remedies; it being Borrower's intent and agreement that Lender's rights and remedies shall be cumulative in nature. Borrower and each guarantor further agree that, should any default event occur or exist under this Note, any waiver or forbearance on the part of Lender to pursue the rights and remedies available to Lender, shall be binding upon Lender only to the extent that Lender's specifically agrees to any such waiver or forbearance in writing. A waiver or forbearance on the part of Lender as to one default event shall not be construed as a waiver or forbearance as to any other default. Borrower and each guarantor of this Note further agree that any late charges provided for under this Note will not be charges for deferral of time for payment and will not and are not intended to compensate Lender's for a grace or cure period, and no such deferral, grace or cure period has or will be granted to Borrower in return for the imposition of any late charge. Borrower recognizes that Borrower's failure to make timely payment of amounts due under this Note will result in damages to Lender, including but not limited to Lender's loss of the use of amounts due, and Borrower agrees that any late charges imposed by Lender hereunder will represent reasonable compensation to Lender for such damages. Failure to pay in full any installment or payment timely when due under this Note, whether or not a late charge is assessed, will remain and shall constitute an Event of Default hereunder.

SUCCESSORS AND ASSIGNS LIABLE. Borrower's and each guarantor's obligations and agreements under this Note shall be binding upon Borrower's and each guarantor's respective successors, heirs, legatees, devisees, administrators, executors and assigns. The rights and remedies granted to Lender under this Note shall inure to the benefit of Lender's successors and assigns, as well as to any subsequent holder or holders of this Note.

CAPTION HEADINGS. Caption headings in this Note are for convenience purposes only and are not to be used to interpret or define the provisions of this Note.

SEVERABILITY. If any provision of this Note is held to be invalid, illegal or unenforceable by any court, that provision shall be deleted from this Note and the balance of this Note shall be interpreted as if the deleted provision never existed.

APPLICABLE LENDING LAW. This business or commercial Note is subject to La. R.S. 9:3509, et seq.

PRIOR TO SIGNING THIS NOTE. BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS.

      Borrower:

VALENTEC SYSTEMS, INC.

BY: ________________________________________
    Robert A. Zummo, Chairman Of Valentec
    Systems, Inc.

 LASER PRO Landing, [ILLEGIBLE]. 5.21-70.002 COPR. Harland Financial Solutions,
                Inc. 1997, 2004, All Rights Reserved [ILLEGIBLE]

                        BUSINESS LOAN EXTENSION AGREEMENT

You have requested an extension of the maturity date of your Loan from JPMorgan Chase Bank, NA or its predecessor in interest. Pursuant to that request, provided you are not otherwise in default under the terms of the Loan, the maturity date of the Loan is extended two months from the current maturity date. All other terms and conditions of your Loan will remain the same, including but not limited to payments. All rights described in the documentation for the Loan are and remain binding in all respects. This extension agreement shall not release or affect the liability of any guarantor, surety or endorser of the Loan, or release any security interest granted by any owner of any collateral securing the Loan. This agreement is a modification only, and not a novation.

Failure to comply with any of the requirements as stated in this extension agreement will nullify this request. JPMorgan Chase Bank, NA shall not be bound by this Agreement until JPMorgan Chase Bank, NA has executed the Acknowledgement and Agreement below.

customer/loan number:             450274799003
borrower name:                    VALENTEC SYSTEMS INC
address:                          2618 YORK AVE
city, state, zip                  MINDEN LA 71055

Company Signature: ______________________________ Title: President Date: 7-12-05

ACKNOWLEDGEMENT AND AGREEMENT;

The foregoing Business Loan Extension Agreement is hereby acknowledged and agreed to this____________day of__________________, 2005,

JPMorgan Chase Bank, NA

By: ______________________ Title: ________________________

RECORDATION REQUESTED BY:
   Bank One, N.A. with Columbus, Ohio as its main
   office
   Shreveport Business Banking LPO
   400 Texas Street 3rd Floor
   Shreveport, LA 71101

WHEN RECORDED MAIL TO:
   Bank One, NA
   Business Loan Servicing KY2-1606
   P.O. Box 11336
   Lexington, KY 40575-1336

                                                         FOR RECORDER'S USE ONLY

                                  DEED OF TRUST

MAXIMUM PRINCIPAL AMOUNT SECURED. The Lien of this Deed of Trust shall not exceed at any one time $2,000,000.00 except as allowed under applicable Colorado law.

THIS DEED OF TRUST IS DATED JUNE 23, 2004, AMONG ROBERT A. ZUMMO AND JOYCE R. ZUMMO, TRUSTEES OF THE ROBERT A. ZUMMO REVOCABLE TRUST UNDER THE PROVISIONS OF A TRUST AGREEMENT DATED JULY 10, 2003, WHOSE ADDRESS IS 9475 FALLS CREEK MAIN, DURANGO, CO 81301; AND JOYCE R. ZUMMO AND ROBERT A. ZUMMO, TRUSTEES OF THE JOYCE
R. ZUMMO REVOCABLE TRUST UNDER THE PROVISIONS OF A TRUST AGREEMENT DATED JULY 10, 2003, WHOSE ADDRESS IS 9475 FALLS CREEK MAIN, DURANGO, CO 81301 ("GRANTOR"); BANK ONE, N.A. WITH COLUMBUS, OHIO AS ITS MAIN OFFICE, WITH A LOAN PRODUCTION OFFICE AT SHREVEPORT BUSINESS BANKING LPO, 400 TEXAS STREET 3RD FLOOR, SHREVEPORT, LA 71101 (REFERRED TO BELOW SOMETIMES AS "LENDER" AND SOMETIMES AS "BENEFICIARY"); AND THE PUBLIC TRUSTEE OF LA PLATA COUNTY, COLORADO (REFERRED TO BELOW AS "TRUSTEE").

CONVEYANCE AND GRANT. For valuable consideration. Grantor hereby irrevocably grants, transfers and assigns to Trustee for the benefit of Lender as Beneficiary all of Grantor's right, title, and interest in and to the following described real property, together with all existing or subsequently erected or affixed buildings, Improvements and fixtures; all easements, rights of way, streets, roads, alleys and public places, privileges and appurtenances, public or private, now or hereafter used in connection with the Property; all rights to make divisions of the land that are exempt from the platting requirements of all applicable land division and/or platting acts, as amended from time to time; all water, water rights and ditch rights (Including stock in utilities with ditch or Irrigation rights); all Personal Property; all licenses, contracts, permits and agreements required or used in connection with the ownership, operation or maintenance of the Property; all insurance proceeds; all awards, including Interest, made to Grantor for any taking by eminent domain the Property; all existing and future leases, subleases, licenses and other agreements for the use and/or occupancy of the Property, oral or written, including all extensions, renewals, replacements and holdovers (the "Leases"); all Rents from the Property; and all other rights, royalties, and profits relating to the real property, including without limitation all minerals, oil, gas, geothermal and similar matters, (the "Real Property") located in La Plata County, State of
Colorado:

      SEE EXHIBIT "A", WHICH IS ATTACHED TO THIS DEED OF TRUST AND MADE A PART OF THIS DEED OF TRUST AS IF FULLY SET FORTH HEREIN.

THE REAL PROPERTY OR ITS ADDRESS IS COMMONLY KNOWN AS 9475 FALLS CREEK MAIN, DURANGO, CO 81301.

CROSS-COLLATERALIZATION. In addition to the Note, this Deed of Trust secures all obligations, debts and liabilities, plus interest thereon, of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated and whether Borrower may be liable individually or jointly with others, whether obligated as guarantor, surety, accomodation party or otherwise.

REVOLVING LINE OF CREDIT. SPECIFICALLY, IN ADDITION TO THE AMOUNTS SPECIFIED IN THE INDEBTEDNESS DEFINITION, AND WITHOUT LIMITATION, THIS DEED OF TRUST SECURES A REVOLVING LINE OF CREDIT, WHICH OBLIGATES LENDER TO MAKE ADVANCES TO BORROWER SO LONG AS BORROWER COMPLIES WITH ALL THE TERMS OF THE NOTE.

Grantor presently assigns to Lender (also known as Beneficiary in this Deed of Trust) all of Grantor's right, title, and interest in and to all present and future leases of the Property and all Rents from the Property. In addition, Grantor grants to Lender a Uniform Commercial Code security interest in the Personal Property and Rents.

THIS DEED OF TRUST, INCLUDING THE ASSIGNMENT OF LEASES AND RENTS AND THE SECURITY INTEREST IN THE RENTS AND PERSONAL PROPERTY, IS GIVEN TO SECURE (A) PAYMENT OF THE INDEBTEDNESS AND (B) PERFORMANCE OF ANY AND ALL OBLIGATIONS UNDER THE NOTE, THE RELATED DOCUMENTS, AND THIS DEED OF TRUST. THIS DEED OF TRUST IS GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:

GRANTOR'S REPRESENTATIONS AND WARRANTIES. Grantor warrants that: (a) this Deed of Trust is executed at Borrower's request and not at the request of Lender; (b) Grantor has the full power, right, and authority to enter into this Deed of Trust and to hypothecate the Property; (c) the provisions of this Deed of Trust do not conflict with, or result in a default under any agreement or other instrument binding upon Grantor and do not result in a violation of any law, regulation, court decree or order applicable to Grantor; (d) Grantor has established adequate means of obtaining from Borrower on a continuing basis information about Borrower's financial condition; and (e) Lender has made no representation to Grantor about Borrower (including without limitation the creditworthiness of Borrower).

GRANTOR'S WAIVERS. Grantor waives all rights or defenses arising by reason of any "one action" or "anti-deficiency" law, or any other law which may prevent Lender from bringing any action against Grantor, including a claim for deficiency to the extent Lender is otherwise entitled to a claim for deficiency, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale.

PAYMENT AND PERFORMANCE. Except as otherwise provided in this Deed of Trust, Borrower shall pay to Lender all Indebtedness secured by this Deed of Trust as it becomes due, and Borrower and Grantor shall strictly perform all their respective obligations under the Note, this Deed of Trust, and the Related Documents.

POSSESSION AND MAINTENANCE OF THE PROPERTY. Borrower and Grantor agree that Borrower's and Grantor's possession and use of the Property shall be governed by the following provisions:

      POSSESSION AND USE. Until the occurrence of an Event of Default, Grantor may (1) remain in possession and control of the Property (2) use, operate or manage the Property, and (3) collect the Rents from the Property.

                                  DEED OF TRUST
                                   (CONTINUED)                            PAGE 2

      DUTY TO MAINTAIN. Grantor shall maintain the Property in tenantable condition and promptly perform all repairs, replacements, and maintenance necessary to preserve its value.

      COMPLIANCE WITH ENVIRONMENTAL LAWS. Grantor represents and warrants to Lender that: (1) during the period of Grantor's ownership of the Property, there has been no generation, manufacture, treatment, refinement, transportation, disposal, release or threatened release of any Hazardous Substances by any person on, under, about or from the Property; (2) Grantor has no knowledge of, or reason to believe that there has been, except as previously disclosed to and acknowledged by Lender in writing,
      (a) any breach or violation of any Environmental Laws, (b) any generation, manufacture, treatment, refinement, transportation, disposal, release or threatened release of any Hazardous Substances on, under, about or from the Property by any prior owners or occupants of the Property or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters; and (3) except as previously disclosed to and acknowledged by Lender in writing, (a) neither Grantor nor any tenant, contractor, agent or other authorized user of the Property (an "occupant") shall use, generate, manufacture, store, treat, refine, transport, dispose of or release any Hazardous Substances on, under, about or from the Property or (b) if any such activity occurs, any such activity shall be conducted in compliance with all applicable federal, state and local laws, regulations and ordinances, including, without limitation, all Environmental Laws. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Property for Hazardous Substances.

      Grantor and any occupants at the Property shall exercise extreme care in handling Hazardous Substances and, if Grantor or any occupant uses or encounters any Hazardous Substances at the Property, Grantor shall, at its own cost and expense, in addition to complying with all applicable federal, state and local laws, regulations and ordinances, including, without limitation, all Environmental Laws, undertake any and all preventive, investigatory or remedial action (including emergency response, removal, containment and other remedial action) necessary to prevent or minimize (a) property damage (including damage to Grantor's or any occupant's own property), (b) personal injury, (c) damage to the environment or (d) the threat of any such damage or injury, in each case, by reason of any release of or exposure to any Hazardous Substances at the Property or the operations of Grantor or any occupant at the Property.

      Grantor authorizes Lender and its agents to enter upon the Property to make such inspections and tests, at Grantor's expense, as Lender may deem appropriate to determine compliance of the Property with this section of this Deed of Trust. Any inspections or tests made by Lender shall be for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Grantor or to any other person. If, pursuant to the section set forth below regarding expenditures by Lender, Lender performs any of the actions required of Grantor under this section of the Deed of Trust, Lender shall not, by reason of such performance, be deemed to be assuming any responsibility of Grantor under any Environmental Law or to any third party.

      Grantor shall immediately notify Lender upon becoming aware of any of the following: (a) any spill, release or disposal of any Hazardous Substances at the Property or in connection with any of operations at the Property, if such spill, release or disposal must be reported to any governmental authority under applicable Environmental Laws; (b) any contamination, or imminent threat of contamination, of the Property by any Hazardous Substances or any violation of Environmental Laws in connection with the Property or any operations conducted at the Property; (c) any order, notice of violation, fine, penalty or other similar action by any governmental authority relating to Hazardous Substances, Environmental Laws, the Property or the operations conducted at the Property; (d) any judicial or administrative investigation or proceeding relating to Hazardous Substances, Environmental Laws, the Property or the operations conducted at the Property; (e) any matters relating to Hazardous Substances or Environmental Laws that would give a reasonably prudent lender cause to be concerned that the value of Lender's security interest in the Property may be reduced or threatened or that may impair, or threaten to impair, Grantor's ability to perform any of its obligations under this Deed of Trust when such performance is due. Grantor shall deliver to Lender, at Lender's request, copies of any and all documents in Grantor's possession (or to which it has access) relating to Hazardous Substances, Environmental Laws, the Property or the operations conducted at the Property, including, without limitation, the results of laboratory analyses, site assessments or studies, environmental audit reports and other consultants' studies and reports.

      Grantor hereby: (1) releases and waives any future claims against any Indemnified Person (as defined in the Indemnity provision in the MISCELLANEOUS PROVISIONS section below) for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any Environmental Laws; and (2) agrees to indemnify and hold harmless each Indemnified Person against any and all obligations, actions, judgments, suits, claims, losses, liabilities, damages, penalties, disbursements, costs and expenses, of any kind or nature, which any Indemnified Person may directly or indirectly sustain or suffer resulting from, relating to, arising out of or arising as a consequence of (a) any breach of this section of the Deed of Trust, (b) any use, generation, manufacture, storage, treatment, refinement, transportation, disposal, release or threatened release of any Hazardous Substances occurring during or prior to Grantor's ownership of the Property, whether or not the same was or should have been known to Grantor, (c) any investigatory or remedial action involving the Property, the operations conducted at the Property or any other operations of Grantor or any occupant at the Property that is required by any Environmental Laws and (d) the contamination of the Property by any Hazardous Substances, by any means whatsoever (including, without limitation, any migration of any Hazardous Substances onto the Property, present or future). The provisions of this section of the Deed of Trust, including the obligation to indemnify, shall survive the payment of the Indebtedness and the satisfaction and reconveyance of the lien of this Deed of Trust and shall not be affected by Lender's or any Indemnified Person's acquisition of any interest in the Property, whether by foreclosure or otherwise.

      NUISANCE WASTE. Grantor shall not cause, conduct or permit any nuisance nor commit, permit, or suffer any stripping of or waste on or to the Property or any portion of the Property. Without limiting the generality of the foregoing, Grantor will not remove, or grant to any other party the right to remove, any timber, minerals (including oil and gas), coal, clay, scoria, soil, gravel or rock products without Lender's prior written consent.

      REMOVAL OF IMPROVEMENTS. Grantor shall not demolish or remove any Improvements from the Real Property without Lender's prior written consent. As a condition to the removal of any Improvements, Lender may require Grantor to make arrangements satisfactory to Lender to replace such Improvements with Improvements of at least equal value.

      LENDER'S RIGHT TO ENTER. Lender and Lender's agents and representatives may enter upon the Property at all reasonable times to attend to Lender's interests and to inspect the Property for purposes of Grantor's compliance with the terms and conditions of this Deed of Trust.

      COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Grantor shall promptly comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the use or occupancy of the Property, including without limitation the Americans With Disabilities Act. Grantor may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Grantor has notified Under in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Property are not jeopardized. Lender may require Grantor to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

      DUTY TO PROTECT. Grantor agrees, neither to abandon or leave unattended the Property. Grantor shall do all other acts, in addition to those acts set forth above in this section, which from the character and use of the Property are reasonably necessary to protect and preserve the Property.

DUE ON SALE - CONSENT BY LENDER. Lender may, at Lender's option, declare immediately due and payable all sums secured by this Deed of Trust upon the sale or transfer, without Lender's prior written consent, of all or any part of the Real Property, or any interest in the Real Property. A "sale or transfer" means the conveyance of Real Property or any right, title or interest in the Real Property; whether legal, beneficial or equitable; whether voluntary or Involuntary; whether by outright sale, deed, installment sale contract land contract, contract for deed, leasehold interest with a term greater than three
(3) years, lease-option contract, or by sale, assignment, or transfer of any beneficial interest in or to any land trust holding title to the Real Properly, or by any other method of

                                  DEED OF TRUST
                                   (CONTINUED)                            PAGE 3

conveyance of an interest in the Real Property. If any Grantor is a corporation, partnership or limited liability company, transfer also includes any change in ownership of more than twenty-five percent (25%) of the voting stock, partnership interests or limited liability company interests, as the case may be, of such Grantor. However, this option shall not be exercised by Lender if such exercise is prohibited by federal law or by Colorado law.

TAXES AND LIENS. The following provisions relating to the taxes and liens on the Property are part of this Deed of Trust:

      PAYMENT. Grantor shall pay when due (and in all events prior to delinquency) all taxes, special taxes, assessments, charges (including water and sewer), fines and impositions levied against or on account of the Property, and shall pay when due all claims for work done on or for services rendered or material furnished to the Property. Grantor shall maintain the Property free of all liens having priority over or equal to the interest of Lender under this Deed of Trust, except for the lien of taxes and assessments not due, except for the Existing indebtedness referred to below, and except as otherwise provided in this Deed of Trust.

      RIGHT TO CONTEST. Grantor may withhold payment of any tax, assessment, or claim in connection with a good faith dispute over the obligation to pay, so long as Lender's interest in the Property is not jeopardized. If a lien arises or is filed as a result of nonpayment. Grantor shall within fifteen
      (15) days after the lien arises or, if a lien is filed, within fifteen
      (15) days after Grantor has notice of the filing, secure the discharge of the lien, or if requested by Lender, deposit with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender in an amount sufficient to discharge the lien plus any costs and attorneys' fees, or other charges that could accrue as a result of a foreclosure or sale under the lien. In any contest, Grantor shall defend itself and Lender and shall satisfy any adverse judgment before enforcement against the Property. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

      EVIDENCE OF PAYMENT. Grantor shall upon demand furnish to Lender satisfactory evidence of payment of the taxes or assessments and shall authorize the appropriate governmental official to deliver to Lender at any time a written statement of the taxes and assessments against the Property.

      NOTICE OF CONSTRUCTION. Grantor shall notify Lender at least fifteen (15) days before any work is commenced, any services are furnished, or any materials are supplied to the Property, if any mechanic's lien, materialmen's lien, or other lien could be asserted on account of the work, services, or materials. Grantor will upon request of Lender furnish to Lender advance assurances satisfactory to Lender that Grantor can and will pay the cost of such improvements.

PROPERTY DAMAGE INSURANCE. The following provisions relating to insuring the Property are a part of this Deed of Trust.

      MAINTENANCE OF INSURANCE. Grantor shall procure and maintain policies of fire insurance with standard extended coverage endorsements on a replacement basis for the full insurable value covering all Improvements on the Real Property in an amount sufficient to avoid application of any coinsurance clause, and with a standard mortgagee clause in favor of Lender. Grantor shall also procure and maintain comprehensive general liability insurance in such coverage amounts as Lender may request with Trustee and Lender being named as additional insureds in such liability insurance policies. Additionally, Grantor shall maintain such other insurance, including but not limited to hazard, business interruption, and boiler insurance, as Lender may reasonably require. Policies shall be written in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. Should the Real Property be located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area, Grantor agrees to obtain and maintain Federal Flood Insurance, If available, after notice is given by Lender that the Property is located in a special flood hazard area, for the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan.

      APPLICATION OF PROCEEDS. Grantor shall promptly notify Lender of any loss or damage to the Property. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. Whether or not Lender's security is impaired. Lender may, at Lender's election, receive and retain the proceeds of any insurance and apply the proceeds to the reduction of the Indebtedness, payment of any lien affecting the Property, or the restoration and repair of the Property. If Lender elects to apply the proceeds to restoration and repair, Grantor shall repair or replace the damaged or destroyed Improvements in a manner satisfactory to Lender. Lender shall, upon satisfactory proof of such expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration if Grantor is not in default under this Deed of Trust. Any proceeds which have not been disbursed within 180 days after their receipt and which Lender has not committed to the repair or restoration of the Property shall be used first to pay any amount owing to Lender under this Deed of Trust, then to pay accrued interest, and the remainder. If any, shall be applied to the principal balance of the Indebtedness. If Lender holds any proceeds after payment in full of the Indebtedness, such proceeds shall be paid to Grantor as Grantor's interests may appear.

      COMPLIANCE WITH EXISTING INDEBTEDNESS. During the period in which any Existing Indebtedness described below is in effect, compliance with the insurance provisions contained in the instrument evidencing such Existing Indebtedness shall constitute compliance with the insurance provisions under this Deed of Trust, to the extent compliance with the terms of this Deed of Trust would constitute a duplication of Insurance requirement. If any proceeds from the insurance become payable on loss, the provisions in this Deed of Trust for division of proceeds shall apply only to that portion of the proceeds not payable to the holder of the Existing Indebtedness.

      GRANTOR'S REPORT ON INSURANCE. Upon request of Lender, however not more than once a year. Grantor shall furnish to Lender a report on each existing policy of insurance showing: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the property insured, the then current replacement value of such property, and the manner of determining that value; and (5) the expiration date of the policy. Grantor shall, upon request of Lender, have an independent appraiser satisfactory to Lender determine the cash value replacement cost of the Property.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Property or if Grantor fails to comply with any provision of this Deed of Trust or any Related Documents, including but not limited to Grantor's failure to comply with any obligation to maintain Existing Indebtedness in good standing as required below, or to discharge or pay when due any amounts Grantor is required to discharge or pay under this Deed of Trust or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Property and paying all costs for insuring, maintaining and preserving the Property All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender's option, will be payable on demand. The Property also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

WARRANTY; DEFENSE OF TITLE. The following provisions relating to ownership of the Property are a part of this Deed of Trust:

      TITLE. Grantor warrants that: (a) Grantor holds good and marketable title of record to the Property in fee simple, free and clear of all liens and encumbrances other than those set forth in the Real Property description or in the Existing Indebtedness section below or in any title insurance policy, title report, or final title opinion issued in favor of, and accepted by, Lender in connection with this Deed of Trust, and (b) Grantor has the full right, power, and authority to execute and deliver this Deed of Trust to Lender.

      DEFENSE OF TITLE. Subject to the exception in the paragraph above, Grantor warrants and will forever defend the title to the

                                  DEED OF TRUST
                                   (CONTINUED)                            PAGE 4

      Property against the lawful claims of all persons. In the event any action or proceeding is commenced that questions Grantor's title or the interest of Trustee or Lender under this Deed of Trust, Grantor shall defend the action at Grantor's expense. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of Lender's own choice, and Grantor will deliver, or cause to be delivered, to Lender such instruments as Lender may request from time to time to permit such participation.

      COMPLIANCE WITH LAWS. Grantor warrants that the Property and Grantor's use of the Property complies with all existing applicable laws, ordinances, and regulations of governmental authorities.

      NO OTHER LIENS. Grantor will not, without the prior written consent of Lender, create, place, or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any deed of trust, voluntary or involuntary lien, whether statutory, constitutional or contractual (except for liens for ad valorem taxes on the Real Property which are not delinquent), security interest, encumbrance or charge, against or covering the Property, or any part thereof, other than as permitted in this Deed of Trust, regardless of whether the same are expressly or otherwise subordinate to the liens and security interests created by this Deed of Trust.

      SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations, warranties, and agreements made by Grantor in this Deed of Trust shall survive the execution and delivery of this Deed of Trust, shall be continuing in nature, and shall survive the termination of this Deed of Trust.

EXISTING INDEBTEDNESS. The following provisions concerning Existing Indebtedness are a part of this Deed of Trust:

      EXISTING LIEN. The lien of this Deed of Trust securing the Indebtedness may be secondary and inferior to an existing lien. Grantor expressly covenants and agrees to pay, or see to the payment of, the Existing Indebtedness and to prevent any default on such indebtedness, any default under the instruments evidencing such indebtedness, or any default under any security documents for such indebtedness.

      NO MODIFICATION. Grantor shall not enter into any agreement with the holder of any mortgage, deed of trust, or other security agreement which has priority over this Deed of Trust by which that agreement is modified, amended, extended, or renewed without the prior written consent of Lender. Grantor shall neither request nor accept any future advances under any such security agreement without the prior written consent of Lender.

CONDEMNATION. The following provisions relating to condemnation proceedings are a part of this Deed of Trust:

      PROCEEDINGS. If any proceeding in condemnation is filed, Grantor shall promptly notify Lender in writing, and Grantor shall promptly take such steps as may be necessary to defend the action and obtain the award. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of its own choice, and Grantor will deliver or cause to be delivered to Lender such instruments and documentation as may be requested by Lender from time to time to permit such participation.

      APPLICATION OF NET PROCEEDS. If all or any part of the Property is condemned by eminent domain proceedings or by any proceeding or purchase in lieu of condemnation, Lender may at its election require that all or any portion of the net proceeds of the award be applied to the Indebtedness or the repair or restoration of the Property. The net proceeds of the award shall mean the award after payment of all reasonable costs, expenses, and attorneys' fees incurred by Trustee or Lender in connection with the condemnation.

IMPOSITION OF TAXES, FEES AND CHARGES BY GOVERNMENTAL AUTHORITIES. The following provisions relating to governmental taxes, fees and charges are a part of this Deed of Trust:

      CURRENT TAXES, FEES AND CHARGES. Upon request by Lender, Grantor shall execute such documents in addition to this Deed of Trust and take whatever other action is requested by Lender to perfect and continue Lender's lien on the Real Property. Grantor shall reimburse Lender for all taxes, as described below, together with all expenses incurred in recording, perfecting or continuing this Deed of Trust, including without limitation all taxes, fees, documentary stamps, and other charges for recording or registering this Deed of Trust.

      TAXES. The following shall constitute taxes to which this section applies:
      (1) a specific tax upon this type of Deed of Trust or upon all or any part of the Indebtedness secured by this Deed of Trust; (2) a specific tax on Borrower which Borrower is authorized or required to deduct from payments on the Indebtedness secured by this type of Deed of Trust; (3) a tax on this type of Deed of Trust chargeable against the Lender or the holder of the Note; and (4) a specific tax on all or any portion of the Indebtedness or on payments of principal and interest made by Borrower.

      SUBSEQUENT TAXES. If any tax to which this section applies is enacted subsequent to the date of this Deed of Trust, this event shall have the same effect as an Event of Default, and Lender may exercise any or all of its available remedies for an Event of Default as provided below unless Grantor either (1) pays the tax before it becomes delinquent, or (2) contests the tax as provided above in the Taxes and Liens section and deposits with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender.

SECURITY AGREEMENT; FINANCING STATEMENTS. The following provisions relating to this Deed of Trust as a security agreement are a part of this Deed of Trust:

      SECURITY AGREEMENT. This instrument shall constitute a Security Agreement to the extent any of the Property constitutes fixtures, and Lender shall have all of the rights of a secured party under the Uniform Commercial Code as amended from time to time.

      SECURITY INTEREST. Upon request by Lender, Grantor shall execute financing statements and take whatever other action is requested by Lender to perfect and continue Lender's security interest in the Rents and Personal Property. In addition to recording this Deed of Trust in the real property records, Lender may, at any time and without further authorization from Grantor, file executed counterparts, copies or reproductions of this Deed of Trust as a financing statement. Grantor shall reimburse Lender for all expenses incurred in perfecting or continuing this security interest. Upon default, Grantor shall assemble the Personal Property in a manner and at a place reasonably convenient to Grantor and Lender and make it available to Lender within three (3) days after receipt of written demand from Lender.

      ADDRESSES. The mailing addresses of Grantor (debtor) and Lender (secured party) from which information concerning the security interest granted by this Deed of Trust may be obtained (each as required by the Uniform Commercial Code) are as stated on the first page of this Deed of Trust.

FURTHER ASSURANCES; ATTORNEY-IN-FACT. The following provisions relating to further assurances and attorney-in-fact are a part of this Deed of Trust:

      FURTHER ASSURANCES. At any time, and from time to time, upon request of Lender, Grantor will make, execute and deliver, or will cause to be made executed or delivered, to Lender or to Lender's designee, and when requested by Lender, cause to be filed, recorded, refiled, or rerecorded, as the case may be, at such times and in such offices and places as Lender may deem appropriate, any and all such mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements, instruments of further assurance, certificates, and other documents as may, in the sole opinion of Lender, be necessary or desirable in order to effectuate, complete, perfect, continue, or preserve (1) Borrower's and Grantor's obligations under the Note, this Deed of Trust, and the Related Documents, and (2) the liens and security interests created by this Deed of Trust on the Property, whether now owned or hereafter acquired by Grantor. Unless prohibited by aw or Lender agrees to the contrary in writing. Grantor shall reimburse Lender for all costs and expenses incurred in connection with the matters referred to in this paragraph.

                                  DEED OF TRUST
                                   (CONTINUED)                            PAGE 5

      ATTORNEY-IN-FACT. If Grantor fails to do any of the things referred to in the preceding paragraph, Lender may do so for and in the name of Grantor and at Grantor's expense. For such purposes, Grantor hereby irrevocably appoints Lender as Grantor's attorney-in-fact for the purpose of making, executing, delivering, filing, recording, and doing all other things as may be necessary or desirable, in Lender's sole opinion, to accomplish the matters referred to in the preceding paragraph.

FULL PERFORMANCE. Grantor may, upon production of the Note duly cancelled, release this Deed of Trust, and such release shall constitute a release of the lien for all such additional sums and expenditures made pursuant to this Deed of Trust. Lender agrees to cooperate with Grantor in obtaining such release and releasing the other collateral securing the Indebtedness. Any release fees required by law shall be paid by Grantor, if permitted by applicable law.

EVENTS OF DEFAULT. Each of the following, at Lender's option, shall constitute an Event of Default under this Deed of Trust:

      PAYMENT DEFAULT. Borrower fails to make any payment when due under the Indebtedness.

      OTHER DEFAULTS. Borrower or Grantor fails to comply with or to pay or perform any other term, obligation, covenant or condition contained in this Deed of Trust or in any of the Related Documents or to comply with or to pay or perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower or Grantor or between any affiliate of BANK ONE CORPORATION and Borrower or Grantor.

      DEFAULT ON OTHER PAYMENTS. Failure of Grantor within the time required by this Deed of Trust to make any payment for taxes or insurance, or any other payment necessary to prevent filing of or to effect discharge of any lien.

      FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Borrower or Grantor or on Borrower's or Grantor's behalf under this Deed of Trust, the Note, or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter

      DEFECTIVE COLLATERALIZATION. This Deed of Trust or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

      INSOLVENCY. The dissolution or termination of Borrower's or Grantor's existence as a going business, the insolvency of Borrower or Grantor, the appointment of a receiver for any part of Borrower's or Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower or Grantor.

      CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure, replevin, repossession, attachment, levy, execution, or forfeiture proceedings, whether by judicial proceeding, self-help, or any other method, by any creditor of Borrower or Grantor, or by any governmental agency against the Collateral or any other assets of Borrower or Grantor. This includes a garnishment of any of Borrower's or Grantor's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower or Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower or Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

      ADVERSE CHANGE. A material adverse change occurs in Borrower's or Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

      EVENTS AFFECTING GUARANTOR. Any of the preceding Events of Default occurs with respect to any guarantor of the Indebtedness as if the word "guarantor" were substituted for the word "Borrower" in such Event of Default, or any guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the Indebtedness.

      INSECURITY. Lender in good faith believes itself insecure with regard to repayment of the Indebtedness.

      EXISTING INDEBTEDNESS. The payment of any installment of principal or any interest on the Existing Indebtedness is not made within the time required by the promissory note evidencing such indebtedness, or a default occurs under the instrument securing such indebtedness and is not cured during any applicable grace period in such instrument, or any suit or other action is commenced to foreclose any existing lien on the Property.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Deed of Trust, at any time thereafter, Trustee or Lender may exercise any one or more of the following rights and remedies:

      ELECTION OF REMEDIES. Election by Lender to pursue any remedy will not bar any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Deed of Trust, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies. Nothing under this Deed of Trust or otherwise shall be construed so as to limit or restrict the rights and remedies available to Lender following an Event of Default, or in any way to limit or restrict the rights and ability of Lender to proceed directly against Grantor and/or Borrower and/or against any other co-maker, guarantor, surety or endorser and/or to proceed against any other collateral directly or indirectly securing the Indebtedness.

      ACCELERATE INDEBTEDNESS. Lender shall have the right at its option without notice to Borrower or Grantor to declare the entire Indebtedness immediately due and payable, including any prepayment penalty which Borrower would be required to pay.

      FORECLOSURE. Lender shall have the right to cause all or any part of the Real Property, and Personal Property, if Lender decides to proceed against it as if it were real property, to be sold by the Trustee according to the laws of the State of Colorado as respects foreclosures against real property. The Trustee shall give notice in accordance with the laws of Colorado. The Trustee shall apply the proceeds of the sale in the following order: (a) to all costs and expenses of the sale, including but not limited to Trustee's fees, attorneys' fees, and the cost of title evidence; (b) to all sums secured by this Deed of Trust; and (c) the excess, if any, to the person or persons legally entitled to the excess.

      UCC REMEDIES. With respect to all or any part of the Personal Property, Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code.

      COLLECT RENTS. Lender shall have the right, without notice to Borrower or Grantor to take possession of and manage the Property and collect the Rents, including amounts past due and unpaid, and apply the net proceeds, over and above Lender's costs, against the Indebtedness. In furtherance of this right, Lender may require any tenant or other user of the Property to make payments of rent or use fees directly to Lender. If the Rents are collected by Lender, then Grantor irrevocably designates Lender as Grantor's attorney-in-fact to endorse instruments received in payment thereof in the name of Grantor and to negotiate the same and collect the proceeds. Payments by tenants or other users to Lender in response to Lender's demand shall satisfy the obligations for which the payments are made, whether or not any proper grounds for the demand existed. Lender may exercise its rights under this subparagraph either in person, by agent, or through a receiver.

      APPOINT RECEIVER. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, and to collect the Rents from the Property and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Property exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver. Receiver may be appointed by a court of competent jurisdiction upon ex parte application and without notice, notice being expressly waived.

      TENANCY AT SUFFERANCE. If Grantor remains in possession of the Property after the Property is sold as provided above or Lender

                                  DEED OF TRUST
                                   (CONTINUED)                            PAGE 6

      otherwise becomes entitled to possession of the Property upon default of Grantor, Grantor shall become a tenant at sufferance of Lender or the purchaser of the Property and shall, at Lender's option, either (1) pay a reasonable rental for the use of the Property, or (2) vacate the Property immediately upon the demand of Lender. :

      OTHER REMEDIES. Trustee or Lender shall have any other right or remedy provided in this Deed of Trust or the Note or by law.

      SALE OF THE PROPERTY. In exercising its rights and remedies, Lender shall be free to designate on or before it files a notice of election and demand with the Trustee, that the Trustee sell all or any part of the Property together or separately, in one sale or by separate sales. Lender shall be entitled to bid at any public sale on all or any portion of the Property. Upon any sale of the Property, whether made under a power of sale granted in this Deed of Trust or pursuant to judicial proceedings, if the holder of the Note is a purchaser at such sale, it shall be entitled to use and apply all, or any portion of, the Indebtedness for or in settlement or payment of all, or any portion of, the purchase price of the Property purchased, and, in such case, this Deed of Trust, the Note, and any documents evidencing expenditures secured by this Deed of Trust shall be presented to the person conducting the sale in order that the amount of Indebtedness so used or applied may be credited thereon as having been paid.

      ATTORNEYS' FEES; EXPENSES. If Lender forecloses or institutes any suit or action to enforce any of the terms of this Deed of Trust, Lender shall be entitled to recover such sum as the court may adjudge reasonable as attorneys' fees at trial and upon any appeal. Whether or not any court action is involved, and to the extent not prohibited by law, all reasonable expenses Lender incurs that in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest at the Note rate from the date of the expenditure until repaid. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's attorneys' fees whether or not there is a lawsuit, including attorneys' fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors' reports, and appraisal fees, title insurance, and fees for the Trustee, to the extent permitted by applicable law. Grantor also will pay any court costs, in addition to all other sums provided by law.

      RIGHTS OF TRUSTEE. To the extent permitted by applicable law. Trustee shall have all of the rights and duties of Lender as set forth in this section.

NOTICES. Any notice required to be given under this Deed of Trust, including without limitation any notice of default and any notice of sale shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Deed of Trust. All copies of notices of foreclosure from the holder of any lien which has priority over this Deed of Trust shall be sent to Lender's address, as shown near the beginning of this Deed of Trust. Any party may change its address for notices under this Deed of Trust by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

JURY WAIVER. THE UNDERSIGNED AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE UNDERSIGNED AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT, THE RELATED DOCUMENTS, OR ANY RELATIONSHIP BETWEEN OR AMONG THE UNDERSIGNED AND LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING EVIDENCED BY THIS DOCUMENT AND THE RELATED DOCUMENTS.

GOVERNING LAW. The Lender's loan production office for this transaction is located at the address and in the State (the "LPO State") indicated in the LPO address or the loan production office address on the first page of this document. This document will be governed by and interpreted in accordance with federal law and the laws of the LPO State, except for matters related to interest and the exportation of interest, which matters shall be governed by and interpreted in accordance with federal law (including, but not limited to, statutes, regulations, interpretations and opinions) and the laws of the State of Ohio. However, if there is ever a question about whether any provision of this document is valid or enforceable, the provision that is questioned will be governed by whichever state or federal law would find the provision to be valid and enforceable. The loan transaction which is evidenced by this document has been made in the State of Ohio.

VENUE. If there is a lawsuit, the undersigned agrees to submit to the jurisdiction of the courts of the county in the LPO State in which the Lender's loan production office is located.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Deed of Trust:

      AMENDMENTS. No amendment, modification, consent or waiver of any provision of this Deed of Trust, and no consent to any departure by Grantor therefrom, shall be effective unless the same shall be in writing signed by a duly authorized officer of Lender, and then shall be effective only as to the specific instance and for the specific purpose for which given.

      ANNUAL REPORTS. If the Property is used for purposes other than Grantor's residence, Grantor shall furnish to Lender, upon request, a certified statement of net operating income received from the Property during Grantor's previous fiscal year in such form and detail as Lender shall require. "Net operating income" shall mean all cash receipts from the Property less all cash expenditures made in connection with the operation of the Property.

      CAPTION HEADINGS. Caption headings in this Deed of Trust are for convenience purposes only and are not to be used to interpret or define the provisions of this Deed of Trust.

      MERGER. There shall be no merger of the interest or estate created by this Deed of Trust with any other interest or estate in the Property at any time held by or for the benefit of Lender in any capacity, without the written consent of Lender.

      JOINT AND SEVERAL LIABILITY. All obligations under this Deed of Trust shall be the joint and several obligations of both Borrower and Grantor. This means that each Grantor signing below, as well as each Borrower (which Borrowers are not signing this Deed of Trust) is and shall be responsible for all obligations under this Deed of Trust. In addition, all references to Grantor shall mean each and every Grantor and all references to Borrower shall mean each and every Borrower.

      NO WAIVER BY LENDER. Lender shall not be deemed to have waived any rights under this Deed of Trust unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Deed of Trust shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Deed of Trust.

      NO PRIOR WAIVER BY LENDER, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Deed of Trust, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

      SEVERABILITY. If a court of competent jurisdiction finds any provision of this Deed of Trust to be illegal, invalid, or unenforceable as to any person or circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other person or circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, It shall be considered deleted from this Deed of Trust. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Deed of Trust shall not affect the

                                  DEED OF TRUST
                                   (CONTINUED)                            PAGE 7

      legality, validity or enforceability of any other provision of this Deed of Trust.

      SUCCESSORS AND ASSIGNS. Subject to any limitations stated in this Deed of Trust on transfer of Grantor's interest, this Deed of Trust shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Property becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Deed of Trust and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Deed of Trust or liability under the Indebtedness.

      TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Deed of Trust.

      WAIVER OF HOMESTEAD EXEMPTION. Grantor hereby releases and waives all rights and benefits of the homestead exemption laws of the State of Colorado as to all Indebtedness secured by this Deed of Trust.

      INDEMNITY. Grantor hereby agrees to indemnify, defend and hold harmless Lender, and its officers, directors, employees, agents and representatives (each an "Indemnified Person"), from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (collectively, the "Claims") which may be imposed on, incurred by or asserted against any Indemnified Person (whether or not caused by an Indemnified Person's sole, concurrent or contributory negligence) arising in connection with the Related Documents, the Indebtedness or the Property (including, without limitation, the enforcement of the Related Documents and the defense of any Indemnified Person's action and/or inaction in connection with the Related Documents), except to the limited extent that the Claims against the Indemnified Person are proximately caused by such Indemnified Person's gross negligence or willful misconduct. The indemnification provided for in this section shall survive the termination of this Deed of Trust and shall extend and continue to benefit each individual or entity who is, becomes or has any time been an Indemnified Person hereunder.

      INFORMATION WAIVER. Lender may provide, without any limitation whatsoever, to any one or more purchasers, potential purchasers or affiliates of BANK ONE CORPORATION, any information or knowledge Lender may have about Grantor or about any matter relating to this Deed of Trust, and Grantor hereby waives any right to privacy Grantor may have with respect to such matters.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Deed of Trust. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Deed of Trust shall have the meanings attributed to such terms in the Uniform Commercial Code to the extent that this Deed of Trust encumbers Personal Property that is governed by the Colorado Uniform Commercial Code:

      BENEFICIARY. The word "Beneficiary" means Bank One, N.A. with Columbus, Ohio as its main office, and its successors and assigns.

      BORROWER. The word "Borrower" means Valentec Systems, Inc., and all other persons and entities signing the Note in whatever capacity.

      DEED OF TRUST. The words "Deed of Trust" mean this Deed of Trust among Grantor, Lender, and Trustee, and includes without limitation all assignment and security interest provisions relating to the Personal Property and Rents.

      DEFAULT. The word "Default" means the Default set forth in this Deed of Trust in the section titled "Default".

      ENVIRONMENTAL LAWS. The words "Environmental Laws" mean any and all federal, state, local and foreign statutes, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to (i) the protection of the environment, (ii) the effect of the environment on human health, (iii) emissions, discharges or releases of pollutants, contaminants, hazardous substances or wastes into surface water, ground water or land, or (iv) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous substances or wastes or the clean-up or other remediation thereof.

      EVENT OF DEFAULT. The words "Event of Default" mean any of the Events of Default set forth in this Deed of Trust in the Events of Default section of this Deed of Trust.

      EXISTING INDEBTEDNESS. The words "Existing Indebtedness" mean the indebtedness described in the Existing Liens provision of this Deed of Trust.

      GRANTOR. The word "Grantor" means Robert A. Zummo and Joyce R. Zummo, Trustees of The Robert A. Zummo Revocable Trust under the provisions of a trust agreement dated July 10, 2003 and Joyce R. Zummo and Robert A. Zummo, Trustees of The Joyce R. Zummo Revocable Trust under the provisions of a trust agreement dated July 10, 2003.

      HAZARDOUS SUBSTANCES. The words "Hazardous Substances" mean all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

      IMPROVEMENTS. The word "Improvements" means all existing and future improvements, buildings, structures, mobile homes affixed on the Real Property, facilities, additions, replacements and other construction on the Real Property.

      INDEBTEDNESS. The word "Indebtedness" means all principal, interest, and other amounts, costs and expenses payable under the Note or Related Documents, together with all renewals of, extensions of, modifications of, consolidations of and substitutions for the Note or Related Documents and any amounts expended or advanced by Lender to discharge Grantor's obligations or expenses incurred by Trustee or Lender to enforce Grantor's obligations under this Deed of Trust, together with interest on such amounts as provided in this Deed of Trust. In addition, and without limitation, the term "Indebtedness" includes all amounts identified in the Cross-Collateralization and Revolving Line of Credit paragraphs of this Deed of Trust.

      LENDER. The word "Lender" means Bank One, N.A. with Columbus, Ohio as its main office, its successors and assigns.

      NOTE. The word "Note" means the promissory note dated June 23, 2004, in the original principal amount of $2,000,000.00 from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement.

      PERSONAL PROPERTY. The words "Personal Property" mean all equipment, fixtures, and other articles of personal property now or hereafter owned by Grantor, and now or hereafter attached or affixed to the Real Property; together with all accessions, parts, and additions to, all replacements of, and all substitutions for, any of such property; and together with all proceeds (including without limitation all insurance proceeds and refunds of premiums) from any sale or other disposition of the Property.

      PROPERTY. The word "Property" means collectively the Real Property and the Personal Property.

      REAL PROPERTY. The words "Real Property" mean the real property, interests and rights, as further described in this Deed of Trust.

      RELATED DOCUMENTS. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

      RENTS. The word "Rents" means all present and future rents, revenues, income, issues, royalties, profits, and other benefits derived from the Property.

                                  DEED OF TRUST
                                   (CONTINUED)                            PAGE 8

      TRUSTEE. The word "Trustee" means the Public Trustee of La Plata County, Colorado.

EACH GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS DEED OF TRUST. AND EACH GRANTOR AGREES TO ITS TERMS.

GRANTOR:

[X] ____________________________
    ROBERT A. ZUMMO, TRUSTEE OF THE ROBERT A. ZUMMO REVOCABLE TRUST UNDER THE PROVISIONS OF A TRUST AGREEMENT DATED JULY 10, 2003

[X] ____________________________
    JOYCE R. ZUMMO, TRUSTEE OF THE ROBERT A. ZUMMO REVOCABLE TRUST UNDER THE PROVISIONS OF A TRUST AGREEMENT DATED JULY 10, 2003

[X] ____________________________
    JOYCE R. ZUMMO, TRUSTEE OF THE JOYCE R. ZUMMO REVOCABLE TRUST UNDER THE PROVISIONS OF A TRUST AGREEMENT DATED JULY 10, 2003

[X] ____________________________
    ROBERT A. ZUMMO, TRUSTEE OF THE JOYCE R. ZUMMO REVOCABLE TRUST UNDER THE PROVISIONS OF A TRUST AGREEMENT DATED JULY 10, 2003

                              TRUST ACKNOWLEDGMENT

STATE OF___________________________               )

                                                  ) SS

COUNTY OF____________________________             )

On this________________day of_________________________, 20______, before me, the undersigned Notary Public, personally appeared Robert A. Zummo, Trustee; Joyce
R. Zummo, Trustee of The Robert A. Zummo Revocable Trust, and known to me to be authorized trustees or agents of the trust that executed the Deed of Trust and acknowledged the Deed of Trust to be the free and voluntary act and deed of the trust, by authority set forth in the trust documents or, by authority of statute, for the uses and purposes therein mentioned, and on oath stated that they are authorized to execute this Deed of Trust and in fact executed the Deed of Trust on behalf of the trust.

BY ___________________________________________   RESIDING AT ___________________

NOTARY PUBLIC IN AND FOR THE STATE OF ________   MY COMMISSION EXPIRES _________

                                 TRUST ACKNOWLEDGMENT

STATE OF___________________________             )

                                                ) SS

COUNTY OF__________________________             )

On this_________________ day of_____________________, 20_________, before me, the undersigned Notary Public, personally appeared Joyce R. Zummo, Trustee; Robert A. Zummo, Trustee of The Joyce R. Zummo Revocable Trust, and known to me to be authorized trustees or agents of the trust that executed the Deed of Trust and acknowledged the Deed of Trust to be the free and voluntary act and deed of the trust, by authority set forth in the trust documents or, by authority of statute, for the uses and purposes therein mentioned, and on oath stated that they are authorized to execute this Deed of Trust [ILLEGIBLE] in fact executed the Deed of Trust on behalf of the trust.

BY _________________________________________   RESIDING AT _____________________

NOTARY PUBLIC IN AND FOR THE STATE OF ______   MY COMMISSION EXPIRES ___________

                                  [ILLEGIBLE]

                         AGREEMENT TO PROVIDE INSURANCE

BORROWER: Valentec Systems, Inc.  LENDER: Bank One, N.A. with Columbus, Ohio as
          2618 York Ave                   its main office
          Minden, LA 71055                Shreveport Business Banking LPO
                                          400 Texas Street 3rd Floor
                                          Shreveport, LA 71101

      OR: Robert A. Zummo and Joyce R. Zummo, Trustees of
          The Robert A. Zummo Revocable Trust
          Joyce R. Zummo and Robert A. Zummo, Trustees of
          The Joyce R. Zummo Revocable Trust
          9475 Falls Creek Main
          Durango, CO  81301

INSURANCE REQUIREMENTS. Grantor, Robert A. Zummo and Joyce R. Zummo, Trustees of The Robert A. Zummo Revocable Trust under the provisions of a trust agreement dated July 10, 2003 and Joyce R. Zummo and Robert A. Zummo, Trustees of The Joyce R. Zummo Revocable Trust under the provisions of a trust agreement dated July 10, 2003 ("Grantor"), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Valentec Systems, Inc. ("Borrower") by Lender. These requirements are set forth in the security documents for the loan. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

      COLLATERAL: 9475 FALLS CREEK MAIN, DURANGO, CO  81301.
                  TYPE: Fire and extended coverage.
                  AMOUNT: Full insurable value.
                  BASIS: Replacement value.

                  ENDORSEMENTS: Standard mortgagee's clause with stipulation that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Lender, and without disclaimer of the insurer's liability for failure to give such notice.

                  DEDUCTIBLES: $2,500.00.
                  LATEST DELIVERY DATE: By the loan closing date.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender.

FLOOD INSURANCE. Flood Insurance for the Collateral securing this loan is described as follows:

      REAL ESTATE AT 9475 FALLS CREEK MAIN, DURANGO. CO 81301.
      The Collateral securing this loan is not currently located in an area identified as having special flood hazards. Therefore, no special flood hazard insurance is necessary at this time. Should the Collateral at any time be deemed to be located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area, Grantor agrees to obtain and maintain Federal Flood Insurance, if available, within 45 days after notice is given by Lender that the Collateral is located in a special flood hazard area, for the full unpaid balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan. Flood insurance may be purchased under the National Flood Insurance Program or from private insurers.

INSURANCE MAILING ADDRESS. All documents and other materials relating to insurance for this loan should be mailed, delivered or directed to the following address:

      BANK ONE, NA
      BUSINESS LOAN SERVICING KY2-1606
      P.O.BOX 11908
      LEXINGTON, KY  40578-1908

[ILLEGIBLE] TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on the latest delivery date stated above, evidence of the required insurance as provided above, with an effective date of June 23, 2004, or earlier. Grantor acknowledges and agrees that if Grantor falls to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

CONFLICTING PROVISIONS. To the extent any provisions of this Agreement conflict with provisions of Grantor's a Commercial Pledge Agreement and a Deed of Trust, the specific provisions of Grantor's a Commercial Pledge Agreement and a Deed of Trust will prevail.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any Insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both. '

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JUNE 23, 2004.

GRANTOR:

[X] _________________________________________
    ROBERT A. ZUMMO, TRUSTEE OF THE ROBERT
    A. ZUMMO REVOCABLE TRUST UNDER THE
    PROVISIONS OF A TRUST AGREEMENT DATED
    JULY 10, 2003

[X] _________________________________________
    ROBERT A. ZUMMO, TRUSTEE OF THE JOYCE
    R. ZUMMO REVOCABLE TRUST UNDER THE
    PROVISIONS' OF A TRUST AGREEMENT DATED
    JULY 10, 2003

                         AGREEMENT TO PROVIDE INSURANCE
                                  (CONTINUED)                             PAGE 2

                               FOR LENDER USE ONLY
DATE: _________________       INSURANCE VERIFICATION      PHONE ________________
_______________________

AGENT'S NAME: _______________________
AGENCY: _________________________________
INSURANCE COMPANY: _________________________
POLICY NUMBER:
EFFECTIVE DATES: ____________________________________
________________________________________________________________________________
COMMENTS: ______________________________________________________________________
________________________________________________________________________________

                                  [ILLEGIBLE]

[BANK ONE LOGO]

                               COMMERCIAL GUARANTY

BORROWER: Valentec Systems, Inc.   LENDER: Bank One, N.A. with Columbus. Ohio as
          2618 York Ave                    its main office
          Minden, LA  71055                Downtown Boulder Business Banking LPO
                                           1301 Canyon Boulevard
                                           Boulder, CO 80302

GUARANTOR: Robert A. Zummo
           9475 Falls Creek Main
           Durango, CO  81301

      AMOUNT OF GUARANTY. THE AMOUNT OF THIS GUARANTY IS UNLIMITED.

      CONTINUING UNLIMITED GUARANTY. FOR GOOD AND VALUABLE CONSIDERATION. ROBERT
      A. ZUMMO ("GUARANTOR") ABSOLUTELY AND UNCONDITIONALLY GUARANTEES AND PROMISES TO PAY TO BANK ONE, N.A. WITH COLUMBUS, OHIO AS ITS MAIN OFFICE ("LENDER") OR ITS ORDER, IN LEGAL TENDER OF THE UNITED STATES OF AMERICA, THE INDEBTEDNESS (AS THAT TERM IS DEFINED BELOW) OF VALENTEC SYSTEMS, INC. ("BORROWER") TO LENDER ON THE TERMS AND CONDITIONS SET FORTH IN THIS GUARANTY. UNDER THIS GUARANTY, THE LIABILITY OF GUARANTOR IS UNLIMITED AND THE OBLIGATIONS OF GUARANTOR ARE CONTINUING.

      INDEBTEDNESS GUARANTEED. The Indebtedness guaranteed by this Guaranty includes any and all of Borrower's indebtedness to Lender and is used in the most comprehensive sense and means and includes any and all of Borrower's liabilities, obligations and debts to Lender, now existing or hereinafter incurred or created, including, without limitation, all loans, advances, interest, costs, debts, overdraft indebtedness, credit card indebtedness, lease obligations, other obligations, and liabilities of Borrower, or any of them, and any present or future judgments against Borrower, or any of them; and whether any such Indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety; whether recovery on the Indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever; and whether the Indebtedness arises from transactions which may be voidable on account of infancy, insanity, ultra vires, or otherwise.

      NATURE OF GUARANTY. This Guaranty is a guaranty of payment and not of collection. Therefore, the Lender can insist that the Guarantor pay immediately, and the Lender is not required to attempt to collect first from the Borrower, any collateral, or any other person liable for the Indebtedness.

      OTHER GUARANTIES. If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, the rights of Lender under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. The liability of Guarantor will be the aggregate liability of Guarantor under the terms of this Guaranty and any such other unterminated guaranties.

      DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all of Guarantor's other obligations under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be mailed to Lender, by certified mail, at Lender's address listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to advances or new Indebtedness created after actual receipt by Lender of Guarantor's written revocation. For this purpose and without limitation, the term "new Indebtedness" does not include Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. This Guaranty will continue to bind Guarantor for all Indebtedness incurred by Borrower or committed by Lender prior to receipt of Guarantor's written notice of revocation, including any extensions, renewals, substitutions or modifications of the Indebtedness. All renewals, extensions, [ILLEGIBLE] stitutions, and modifications of the Indebtedness granted after Guarantor's revocation, are contemplated under this Guaranty and. [ILLEGIBLE] fically will not be considered to be new Indebtedness. This Guaranty shall bind Guarantor's estate as to Indebtedness created both before [ILLEGIBLE] after Guarantor's death or incapacity, regardless of Lender's actual notice of Guarantor's death. Subject to the foregoing. Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. Guarantor shall be liable, jointly and severally, with Borrower and any other guarantor of all or any part of the Indebtedness, and release of any other guarantor of all or any part of the Indebtedness, or termination or revocation of any other guaranty of all or any part of the Indebtedness, shall not affect the liability of Guarantor under this Guaranty. It is anticipated that fluctuations may occur in the aggregate amount of Indebtedness covered by this Guaranty, and Guarantor specifically acknowledges and agrees that reductions in the amount of Indebtedness, even to zero dollars ($0.00), prior to Guarantor's written revocation of this Guaranty shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor's heirs, successors and assigns so long as any of the guaranteed Indebtedness remains unpaid and even though the Indebtedness guaranteed may from time to time be zero dollars ($0.001)

      GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time: (A) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral, and release the Borrower, with or without the assumption of the Indebtedness by any other entity; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) to sell, transfer, assign or grant participations in all or any part of the Indebtedness; and (H) to assign or transfer this Guaranty in whole or in part.

      GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (B) this Guaranty is executed at Borrower's request and not at the request of Lender; (C) Guarantor has full power, right and authority to enter into this Guaranty, (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (F) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor's financial condition as of the dates the financial information is provided;
      (G) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition; and
      (K) as of the date hereof, and after giving effect to this Guaranty, (1) Guarantor is and will be solvent, (2) the fair saleable value of Guarantor's assets exceeds and will continue to exceed Guarantor's liabilities (both fixed and contingent), (3) Guarantor is and will continue to be able to pay Guarantor's [ILLEGIBLE] as they mature, and (4) if Guarantor is not an individual, Guarantor has and will continue to have sufficient capital to carry on its business [ILLEGIBLE] all businesses in which it is about to engage. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that Lender shall have no obligation to disclose to Guarantor any Information or documents acquired by Lender in the course of its relationship with Borrower.

      GUARANTOR'S WAIVERS. Except as prohibited by applicable law. Guarantor waives any right to require Lender (A) to continue lending money or to extend other credit to Borrower; (B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations;
      (C) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (D) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (E) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with

                               COMMERCIAL GUARANTY
                                  (CONTINUED)                             PAGE 2

      any other applicable provisions of the Uniform Commercial Code; (F) to pursue any other remedy within Lender's power; or (G) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

      In addition to the waivers set forth herein, if now or hereafter Borrower is or shall become insolvent and the Indebtedness shall not at all times until paid be fully secured by collateral pledged by Borrower, Guarantor hereby forever waives and gives up in favor of Lender and Borrower, and Lender's and Borrower's respective successors, any claim or right to payment Guarantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at no time shall Guarantor be or become a "creditor" of Borrower within the meaning of 11 U.S.C.
      section 547(b), or any successor provision of the Federal bankruptcy laws.

      The Guarantor agrees that the provisions of this Guaranty are severable, and in any action or proceeding involving any state corporate law, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of the Guarantor under this Guaranty would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of the Guarantor's liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by the Guarantor or the Lender, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding.

      Guarantor also waives any and all rights or defenses arising by reason of
      (A) any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (B) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (C) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (D) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; (E) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced there is outstanding Indebtedness of Borrower to Lender which is not barred by any applicable statute of limitations; (F) any right to claim the Guaranty is conditioned on anyone else executing this or any other guaranty; or (G) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of the enforcement of this Guaranty.

      Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

      GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

      RIGHT OF SETOFF. Guarantor grants to Lender a security interest in, as well as a right of setoff against, and hereby assigns, conveys, delivers, pledges and transfers to Lender, as security for repayment of the Indebtedness, all Guarantor's right, title and interest in and to all Guarantor's accounts (whether checking, savings, or some other account) with Lender or any subsidiary or affiliate of BANK ONE CORPORATION (each hereinafter referred to as a "Lender Affiliate") and all other obligations at any time owing by Lender or any Lender Affiliate to Guarantor. This includes all accounts Guarantor holds jointly with someone else and all accounts Guarantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which the grant of a security interest would be prohibited by law. Guarantor authorizes Lender, without prior notice to Guarantor and irrespective of (i) whether or not Lender has made any demand under this Guaranty or the Related Documents or
      (ii) whether such Indebtedness is contingent, matured or unmatured, to the extent permitted by law, to collect, charge and/or setoff all sums owing on the Indebtedness against any and all such accounts and other obligations, and, at Lender's option, to administratively freeze or direct a Lender Affiliate to administratively freeze all such accounts and other obligation to allow Lender to protect Lender's security interest, collection, charge and setoff rights provided in this paragraph.

      SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

      MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty;

            AMENDMENTS. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

            ATTORNEYS' FEES; EXPENSES. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

            CAPTION HEADINGS. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

            INTEGRATION. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender's attorneys' fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.

            INTERPRETATION. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any Loan indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

            INFORMATION WAIVER. Lender may provide, without any limitation whatsoever, to any one or more purchasers of any Indebtedness, potential purchasers of any Indebtedness, or affiliates of BANK ONE CORPORATION, any information or knowledge Lender may have about Guarantor or about any matter relating to the Indebtedness, and Guarantor hereby waives any right to privacy Guarantor may have with respect to such matters.

            NOTICES. Any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty. All revocation notices by Guarantor shall be in writing and shall be effective upon delivery to Lender as provided in the section of this Guaranty entitled "DURATION OF GUARANTY."

                               COMMERCIAL GUARANTY
                                  (CONTINUED)                             PAGE 3

      Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

      [ILLEGIBLE] WAIVER BY LENDER. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

      SUCCESSORS AND ASSIGNS. Subject to any limitations stated in this Guaranty on transfer of Guarantor's interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

ARBITRATION. Undersigned and Lender agree that all disputes, claims and controversies between them whether individual, joint, or class in nature, arising from this document or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association in effect at the time the claim is filed, upon request of either party. No act to take or dispose of any Collateral or Property (as defined herein or in any Related Document) securing this document shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to applicable law. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral or Property securing this document, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral or Property securing this document, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this document shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

JURY WAIVER. THE UNDERSIGNED AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE UNDERSIGNED AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT, THE RELATED DOCUMENTS, OR ANY RELATIONSHIP BETWEEN OR AMONG THE UNDERSIGNED AND LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING EVIDENCED BY THIS DOCUMENT AND THE RELATED DOCUMENTS.

GOVERNING LAW. The Lender's loan production office for this transaction is located at the address and in the State (the "LPO State") indicated in the LPO address or the loan production office address on the first page of this document. This document will be governed by and interpreted in accordance with federal law and the laws of the LPO State, except for matters related to interest and the exportation of interest, which matters shall be governed by and interpreted in accordance with federal law (including, but not limited to, statutes, regulations, interpretations and opinions) and the laws of the State of Ohio. However, if there is ever a question about whether any provision of this document is valid or enforceable, the provision that is questioned will be governed by whichever state or federal law would find the provision to be valid and enforceable. The loan transaction which is evidenced by this document has been made in the State of Ohio.

VENUE. If there is a lawsuit, the undersigned agrees to submit to the jurisdiction of the courts of the county in the LPO State in which the Lender's loan production office is located.

      IITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

      BORROWER. The word "Borrower" means Valentec Systems, Inc., and all other persons and entities signing the Note in whatever capacity.

      GUARANTOR. The word "Guarantor" means each and every person or entity signing this Guaranty, including without limitation Robert A. Zummo.

      GUARANTY. The word "Guaranty" means this guaranty from Guarantor to Lender.

      INDEBTEDNESS. The word "Indebtedness" means Borrower's indebtedness to Lender as more particularly described in this Guaranty.

      LENDER. The word "Lender" means Bank One, N.A. with Columbus, Ohio as its main office, its successors and assigns.

      RELATED DOCUMENTS. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL GUARANTY AND GUARANTOR AGREES TO ITS TERMS. THIS COMMERCIAL GUARANTY IS DATED JUNE 23, 2O04.

GUARANTOR:

[X] _____________________________________
    ROBERT A. ZUMMO, INDIVIDUALLY

                                       [ILLEGIBLE]

                        REVOLVING CREDIT PROMISSORY NOTE

$7,500,000.00                                                  September 1, 2005

      FOR VALUE RECEIVED, the undersigned ACORN HOLDING CORP. and VALENTEC SYSTEMS, INC., its wholly owned subsidiary, each a Delaware corporation (together, "Makers"), jointly and severally promise to pay to the order of ROCKLAND CREDIT FINANCE LLC, a Maryland limited liability company (which, together with its successors, endorsees and assigns, is hereinafter referred to as "Lender"), at 6 Park Center Court, Owings Mills, MD 21117, or such other place as Lender shall designate from time to time, the principal sum of SEVEN MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($7,500,000.00) (the "Principal Sum"), or so much thereof as may be advanced by Lender pursuant to the Agreement (as hereinafter defined), together with interest thereon at the Applicable Rate and Lender's Processing Fee, in a single payment of principal and accrued interest and fees on the Line of Credit Termination Date.

      This Note is being delivered in connection with that certain Master Factoring Agreement between Makers and Lender and Addendum No. 1 thereto (together, the "Agreement"), each dated the date hereof. Capitalized terms used but not defined in this Note have the meanings ascribed to such terms in the Agreement.

      Lender is hereby authorized as Makers' attorney-in-fact to note on Annex A hereto the borrowings, payments and reborrowings of Makers pursuant to the Line of Credit and such notations by Lender shall be definitive evidence thereof.

            The terms and conditions of this Note, in addition to those set forth above, are as follows:

      1. Attorneys' Fees. If this Note is placed in the hands of an attorney for collection, whether suit is brought or not, reasonable attorneys' fees and expenses in addition to the amount due hereon shall, to the extent permitted by law, be collectible herewith upon demand by the holder of this Note.

      2. Interest Year. All computations of interest shall be made on the basis of a year of three hundred sixty-five (365) days.

      3. Application of Payments, Etc. All payments made on account of this Note shall be applied first to fees and charges accruing hereunder, if any, then to accrued and unpaid interest, and the remainder, if any, shall be applied to the unpaid Principal Sum. All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds.

      4. Security. Pursuant to the Agreement, Makers have granted to Lender a security interest in Collateral, comprising substantially of the assets of Makers, as security for the payment and performance by Makers of their obligations under this Note.

      5. Partial Invalidity. In the event any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal, or unenforceable.

      6. Governing Law. This Note shall be governed by and construed in accordance with the State of Maryland.

      7. JURISDICTION; WAIVER OF RIGHT TO JURY TRIAL. EACH MAKER HEREBY IRREVOCABLY CONSENTS TO THE PERSONAL JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF MARYLAND FOR PURPOSES OF ANY AND ALL ACTIONS AND PROCEEDINGS ARISING UNDER OR PURSUANT TO THIS NOTE OR ARISING UNDER OR PURSUANT TO THE AGREEMENT. EACH MAKER HEREBY IRREVOCABLY WAIVES ITS RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED SOLELY BEFORE THE COURT AND NOT BEFORE A JURY.

      8. Miscellaneous. Each right, power, and remedy of Lender as provided for in this Note or the Agreement, or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Note or now or hereafter existing under any applicable law, and the exercise or beginning of the exercise by Lender of any or all such other rights, powers, or remedies shall not preclude the simultaneous or later exercise by Lender of any or all such rights, powers, or remedies. No failure or delay by Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Note or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement of any such breach, or preclude Lender from exercising any such right, power, or remedy at a later time or times. By accepting partial payment or payment after the due date of any amount payable under the terms of this Note, Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms of this Note. This Note may not be changed orally, but only by an agreement in writing signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

      IN WITNESS WHEREOF, each of the undersigned, intending to be legally bound, has duly executed this Note as of the day and year first above written.

WITNESS/ATTEST:                             ACORN HOLDING CORP.

/s/ Donald R. Kennedy                       By /s/ Robert A. Zummo
-----------------------                        --------------------------
Name:                                          Name:
                                               Title:

                                            VALENTEC SYSTEMS, INC.

                                            By /s/ Robert A. Zummo
                                               --------------------------
                                               Name:
                                               Title:

                                     ANNEX A

                             REVOLVING NOTE SCHEDULE

                                                                        INTEREST        INTEREST        NOTED
DATE            ADVANCE         PRINCIPAL PAID            BALANCE        ACCRUED          PAID            BY
----            -------         --------------            -------       --------        --------        -----
----            -------         --------------            -------       --------        --------        -----
----            -------         --------------            -------       --------        --------        -----
----            -------         --------------            -------       --------        --------        -----
----            -------         --------------            -------       --------        --------        -----
----            -------         --------------            -------       --------        --------        -----
----            -------         --------------            -------       --------        --------        -----
----            -------         --------------            -------       --------        --------        -----
----            -------         --------------            -------       --------        --------        -----
----            -------         --------------            -------       --------        --------        -----
----            -------         --------------            -------       --------        --------        -----
----            -------         --------------            -------       --------        --------        -----
----            -------         --------------            -------       --------        --------        -----
----            -------         --------------            -------       --------        --------        -----
----            -------         --------------            -------       --------        --------        -----
----            -------         --------------            -------       --------        --------        -----
----            -------         --------------            -------       --------        --------        -----
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----            -------         --------------            -------       --------        --------        -----
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----            -------         --------------            -------       --------        --------        -----
----            -------         --------------            -------       --------        --------        -----
----            -------         --------------            -------       --------        --------        -----
----            -------         --------------            -------       --------        --------        -----
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----            -------         --------------            -------       --------        --------        -----
----            -------         --------------            -------       --------        --------        -----
----            -------         --------------            -------       --------        --------        -----
----            -------         --------------            -------       --------        --------        -----

                                                            [BANK HAPOALIM LOGO]

                                                     September 6, 2005

Valentec Systems, Inc.
2618 York Avenue
Minden, LA

Gentlemen:

We are pleased to advise that Bank Hapoalim B.M. (the "Bank") has agreed, subject to the conditions set forth below, to extend a line for advances (the "Line") to Valentec Systems, Inc. (the "Borrower") in the amount of $3,000,000.00. The Line shall be available as of the date hereof and shall expire on March 1, 2006. Any utilization of the Line is subject to the Bank's receipt of such documentation as it may request, including without limitation, the following each in form and substance satisfactory to the Bank: (1) this Letter Agreement, (2) a Promissory Note in the amount of $3,000,000.00 executed by the Borrower in favor of the Bank, (3) a Letter of Undertaking from Hagalim Branch in the amount of $3,000,000.00, (4) an Opinion of Borrower's Counsel and
(5) any other documents as the Bank may require. The Borrower shall also pay the Bank a documentation fee in the amount of $350.00.

Please indicate your acknowledgment of and agreement to the foregoing by signing and returning the enclosed copy of this letter to the attention of Maxine Levy, Vice President.

                                                   Very truly yours,

Acknowledged and Agreed to:                        BANK HAPOALIM B.M.

VALENTEC SYSTEMS, INC.
                                                   By:_________________________
                                                      Title:

By: /s/ Robert A. Zummo
    ----------------------
    Title: CEO, President

By: /s/ [ILLEGIBLE]                                By:_________________________
    ----------------------                            Title:
    Title: Vice President

New York Branches

               1177 Avenue of the Americas New York NY 10036-2790
                T.212 782 2000 F.212 782 2222 www.hapoalimusa.com

                                                            [BANK HAPOALIM LOGO]

PROMISSORY NOTE

U.S. $3,000,000.00

Dated: SEPTEMBER 6, 2005, New York, New York

1. OBLIGATION AND REPAYMENT: For value received, Borrower absolutely and unconditionally promises to pay to the order of the Bank, at the Office, without defense, setoff or counterclaim, the principal amount of THREE MILLION AND 00/100 UNITED STATES DOLLARS, together with interest and any other sum(s) due and payable as specified below. The principal amount of this Note shall be due and payable on MARCH 1, 2006 unless due and payable sooner in accordance with the terms of this Note and Rider.

2. INTEREST: Subject to paragraph A(2) of the Terms and Conditions, interest shall accrue on the principal amount of this Note outstanding from time to time at the following rate described in the Rider referred to in Paragraph 3 below (the "Loan Rate"). Interest shall be payable in accordance with the attached Rider and at any Payment Date and at any time that any part of the principal or any installment of this Note is paid.

3. RIDERS: IN THE EVENT OF ANY INCONSISTENCY BETWEEN THIS NOTE AND ANY RIDER(S) TO WHICH THIS NOTE IS SUBJECT, THE PROVISIONS OF SUCH RIDER(S) SHALL PREVAIL. THIS NOTE IS SUBJECT TO THE FOLLOWING RIDER, WHICH IS PART OF THIS NOTE:

      Multiple-Loan Rider to Promissory Note, Loan(s) Denominated in U.S. or Other Currency (Libor-Based Rate)

4.    ADDRESS AND IDENTIFICATION OF BORROWER:

      Address: 2618 York Avenue Minden, LA
      Telephone: 318 382 4586
      Telecopy or similar number: 318 382 4583
      Social Security or Taxpayer ID number: 33-061 8610

5.    AGREEMENT TO ALL TERMS AND CONDITIONS; AUTHORIZATION TO COMPLETE BLANKS:
      THIS NOTE IS SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH BELOW. EACH OF THE UNDERSIGNED AGREES TO ALL OF THE PROVISIONS OF THIS NOTE, INCLUDING THE TERMS AND CONDITIONS AND ANY RIDER(S). THE BANK IS AUTHORIZED TO COMPLETE ANY BLANK SPACE IN THIS NOTE. SUCH COMPLETION SHALL BE CONCLUSIVE, FINAL AND BINDING ON BORROWER IN THE ABSENCE OF MANIFEST ERROR.

6. NO REPRESENTATIONS OR AGREEMENTS BY THE BANK: EACH OF THE UNDERSIGNED ACKNOWLEDGES THAT THE BANK HAS MADE NO REPRESENTATION, COVENANT, COMMITMENT OR AGREEMENT TO BORROWER EXCEPT PURSUANT TO ANY WRITTEN DOCUMENT EXECUTED BY THE BANK.

7. NO REPRESENTATION OF NONENFORCEMENT: EACH OF THE UNDERSIGNED ACKNOWLEDGES THAT NO REPRESENTATIVE OR AGENT OF THE BANK HAS REPRESENTED OR INDICATED THAT THE BANK WILT NOT ENFORCE ANY PROVISION OF THIS NOTE, INCLUDING THE TERMS AND CONDITIONS AND ANY RIDER(S), IN THE EVENT OF LITIGATION OR OTHERWISE.

8. WAIVER OF JURY TRIAL: BORROWER WAIVES, AND UNDERSTANDS THAT THE BANK WAIVES, THE RIGHT TO A JURY TRIAL WITH RESPECT TO ANY DISPUTE ARISING HEREUNDER OR RELATING TO ANY OF THE LIABILITIES; ANY JUDICIAL PROCEEDING WITH RESPECT TO ANY SUCH DISPUTE SHALL TAKE PLACE WITHOUT A JURY.

9.    EXECUTION OF PROMISSORY NOTE:

      Print name of Borrower: VALENTEC SYSTEMS, INC.
      (Signature) By: /s/ Robert Zummo
                      -------------------
      Print name: Robert Zummo
      Title or capacity (if signing on behalf of Borrower):
      President, CEO
      (Signature) By: /s/ Steve Shows
                      -------------------
      Print name: Steve Shows
      Title or capacity (if signing on behalf of Borrower):
      Vice President

                              TERMS AND CONDITIONS

Definitions are set forth in paragraph M.

A. CALCULATION AND ACCRUAL OF INTEREST: (1) GENERALLY. INTEREST SHALL BE CALCULATED ON A DAILY BASIS ON OUTSTANDING BALANCES AT THE APPLICABLE RATE, DIVIDED BY 360, ON THE ACTUAL DAYS ELAPSED. DURING ANY TIME THAT THE APPLICABLE RATE WOULD EXCEED THE APPLICABLE MAXIMUM LAWFUL RATE OF INTEREST, THE APPLICABLE RATE SHALL AUTOMATICALLY BE REDUCED TO SUCH MAXIMUM RATE. ANY INTEREST PAYMENT MADE IN EXCESS OF SUCH MAXIMUM RATE SHALL BE APPLIED AS, AND DEEMED TO BE, IN THE BANK'S SOLE DISCRETION, (A) A PAYMENT OF ANY OF THE LIABILITIES, IN SUCH MANNER AS DETERMINED BY THE BANK, OR (B) CASH COLLATERAL TO BE RETAINED BY THE BANK TO SECURE REPAYMENT OF THIS NOTE. (2) INCREASED RATE. INTEREST SHALL ACCRUE AT THE INCREASED RATE UPON AND AFTER (A) THE OCCURRENCE OF ANY DEBTOR RELIEF ACTION, (B) ANY DEMAND OF PAYMENT OF THIS NOTE (IF PAYABLE ON DEMAND) OR
      (C) THE OCCURRENCE OF ANY EVENT OF DEFAULT (IF THIS NOTE IS PAYABLE OTHER THAN ON DEMAND). (3) ACCRUAL. TO THE EXTENT PERMITTED BY LAW, INTEREST SHALL ACCRUE AT THE APPLICABLE RATE ON ALL UNPAID LIABILITIES UNDER THIS NOTE, INCLUDING BUT NOT LIMITED TO ANY UNPAID INTEREST AND ANY UNPAID OBLIGATION OWED PURSUANT TO PARAGRAPH B (INDEMNIFICATION).

B. INDEMNIFICATION: To the extent permitted by Law: (1) TAXES. All payments under this Note shall be made free and clear of, and without deduction for, any Taxes. If Borrower shall be required to deduct any Taxes in respect of any sum payable under this Note, then (a) the sum payable shall be increased so that the Bank shall receive an amount equal to the sum the Bank would have received had no deductions been made, and (b) Borrower shall make such deductions and shall pay the amount deducted to the relevant Governmental Authority. Borrower shall pay to the Bank on demand, and shall indemnify and hold the Bank harmless from, any and all Taxes paid by the Bank and any and all liability (including penalties, interest and expenses) with respect thereto, whether or not such Taxes were correctly or legally asserted. Within 30 days after any Taxes are paid. Borrower shall furnish evidence thereof to the Bank. (2) REGULATORY COSTS. In the event that in connection with the transaction(s) contemplated by this Note and/or the Bank's funding of such transaction(s), the Bank is required to incur any Regulatory Costs in order to comply with any Law issued after the date of this Note, then Borrower shall pay to the Bank on demand, and shall indemnify and hold the Bank harmless from, any and all such Regulatory Costs. (3) COSTS AND EXPENSES. Borrower shall pay the Bank on demand, and shall indemnify and hold the Bank harmless from, any and all Costs and Expenses. (4) PREPAYMENT COSTS. If Borrower makes any payment of Prepaid Principal (voluntarily or not), and if the Applicable Rate with respect to such Prepaid Principal is not a Variable Prime-Based Rate, then Borrower shall pay to the Bank an amount sufficient to compensate the Bank for its Prepayment Costs. Borrower acknowledges that determining the actual amount of Prepayment Costs may be difficult or impossible in any specific instance. Accordingly, Borrower agrees that Prepayment Costs shall be deemed to be the excess. If any, of (i) the product of (A) the Prepaid Principal, times (B) the Applicable Rate divided by 360, times (C) the remaining number of days from the date of the payment to the applicable Payment Date, over (ii) that amount of interest which the Bank determines that the holder of a Treasury Obligation selected by the Bank in the amount (or as close to such amount as feasible) of the Prepaid Principal and having a maturity date on (or as soon after as feasible) the applicable Payment Date would earn if that Treasury Obligation were purchased in the secondary market on the date the Prepaid Principal is paid to the Bank and were held to maturity. Borrower agrees that the determination of Prepayment Costs shall be based on amounts which a holder of a Treasury Obligation could receive under these circumstances, whether or not the Bank actually invests the Prepaid Principal in any Treasury Obligation. (5) BANK CERTIFICATE. THE BANK'S CERTIFICATE AS TO ANY AMOUNTS OWING UNDER THIS PARAGRAPH SHALL BE PRIMA FACIE EVIDENCE OF BORROWER'S OBLIGATION.

C. SET OFF: Every Account of Borrower with the Bank shall be subject to a lien and to being set off against the Liabilities. The Bank may at any time at its option and without notice, except as may be required by law, charge and/or appropriate and apply all or any part of any such Account toward the payment of any of the Liabilities.

D. EVENTS OF DEFAULT: The remainder of this paragraph D shall not apply if this Note is payable on demand. Each of the following shall be an Event of Default hereunder: (1) NONPAYMENT. (a) The nonpayment when due of any part of the Liabilities; (b) the prohibition by any Law of payment of any part of any of the Liabilities. (2) BANKRUPTCY; ADVERSE PROCEEDINGS. (a) The occurrence of any Debtor Relief Action; (b) the appointment of a receiver, trustee, committee, custodian, personal representative or similar official for any Party or for any Material part of any Party's property; (c) any action taken by any Party to authorize or consent to any action set forth in subparagraph D(2)(a) or (b); (d) the rendering against any Party of one or more judgments, orders, decrees and/or arbitration awards (whether for the payment of money or injunctive or other relief) which in the aggregate are Material to such Party, if they continue in effect for 30 days without being vacated, discharged, stayed, satisfied or performed; (e) the issuance or filing of any warrant, process, order of attachment, garnishment or other lien or levy against any Material part of any Party's property; (f) the commencement of any proceeding under, or the use of any of the provisions of, any Law against any Material part of any Party's property, including but not limited to any Law (i) relating to the enforcement of judgments or (ii) providing for forfeiture to, or condemnation, appropriation, seizure or taking possession by, or on order of, any Governmental Authority; (g) the forfeiture to, or the condemnation, appropriation, seizure, or taking possession by, or on order of, any Governmental Authority, of any Material part of any Party's property; (h) any Party being charged with a crime by indictment, information or the like. (3) NONCOMPLIANCE. (a) Any Default with respect to any Agreement with or to the Bank; (b) the giving to the Bank by or on behalf of any Party at any time of any materially incorrect or, incomplete representation, warranty, statement or information; (c) the failure of any Party to furnish to the Bank, copies of its financial statements and such other information respecting its business, properties, condition or operations, financial or otherwise, promptly when, and in such form as, reasonably required or requested by the Bank; (d) any Party's failure or refusal, upon reasonable notice from the Bank, to permit the Bank's representative(s) to visit such Party's premises during normal business hours and to examine and make photographs, copies and extracts of such Party's property and of its books and records; (e) any Party's concealing, removing or permitting to be concealed or removed, any part of its property with the intent to hinder or defraud any of its creditors; (f) any Party's making or suffering any Transfer of any of its property, which Transfer is deemed fraudulent under the law of any applicable jurisdiction; (g) the revocation or early termination of any Party's obligations under any Agreement with or to the Bank (including but not limited to any of the Liabilities), or the validity, binding effect or enforceability of any of such obligations being challenged or questioned, whether or not by the institution of proceedings. (h) the revocation, withdrawal, expiration, reduction or default of or under any related Letter of Undertaking or guarantee, or any agreement to which a Letter of Undertaking or guarantee was issued. (4) ADVERSE CHANGES. (a) The occurrence of a Material adverse change in any Party's financial condition; (b) the death or incompetence (if a person) or the dissolution or liquidation (if a corporation, partnership or other entity) of any Party or such Party's failure to be and remain in good standing and qualified to do business in each jurisdiction Material to such Party; (c) any Material Default with respect to any Material Agreement other than with or to the Bank; (d) any Default pursuant to which any Person shall have the power to effect an Acceleration of any Material Debt; (e) any Acceleration or demand of payment with respect to any Material Debt; (f) any Party's becoming insolvent, as defined in the Uniform Commercial Code;
      (g) the Bank's believing in good faith that the prospect of payment of any of the Liabilities or of performance of any other obligation of any Party to the Bank is impaired; (h) the Material suspension of any Party's business; (i) any Party's Material failure to pay any tax when due; (j) the expulsion of any Party from any exchange or self-regulatory organization or any loss, suspension, nonrenewal or invalidity of any Party's Material license, permit, franchise, patent, copyright, trademark or the like; (k) the occurrence of any event which gives any Person the right to assert a lien, levy or right of forfeiture against any Material part of any Party's property; (l) Borrower's failure to give the Bank notice, within 10 Business Days after Borrower had notice or knowledge, of the occurrence of any event which, with the giving of notice and/or lapse of time, would constitute an Event of Default. (5) BUSINESS CHANGES. (a) any change in Control of any Party; (b) any merger or consolidation involving any Party; (c) any Party's sale or other Transfer of substantially all of its property; (d) any bulk sale by any Party; (e) any Material change in the nature or structure of any Party's business. (6) EXCHANGE CONTROLS. (a) Any Party's failure to obtain any Exchange Control Permit deemed by the Bank to be necessary or appropriate; (b) the failure to obtain the renewal of any such Exchange Control Permit at least 30 days prior to its expiration.

E.    REMEDIES: (1) ACCELERATION AT BANK'S OPTION. Upon any failure to pay this
      Note in full on demand (if payable on demand) or (if this Note is payable other than on demand) upon the occurrence of any Event of Default other than any Debtor Relief Action, then any and all Liabilities, not then due, shall, at the Bank's option, become immediately due and payable without notice, which Borrower waives. (2) AUTOMATIC ACCELERATION. The occurrence of any Debtor Relief Action, then, whether or not any of the Liabilities are payable upon demand and notwithstanding paragraph F, any and all Liabilities not then due, shall automatically become immediately due and payable without notice or demand, which Borrower waives. (3) ADDITIONAL REMEDIES. Bank shall have all rights and remedies available to it under any applicable Agreement or Law.

F. WAIVER OF PROTEST, ETC: Notice, presentment, protest, notice of dishonor and (except for such of the liabilities as are payable on demand, but subject to subparagraph e(2)) demand for payment are hereby waived as to all of the liabilities.

G. PAYMENT: (1) MANNER. Any payment by other than immediately available funds shall be subject to collection. Interest shall continue to accrue until the funds by which payment is made are available to the Bank. If and to the extent any payment of any of the Liabilities is not made when due, the Bank is authorized in its discretion to effect payment by charging any amount so due against any Account of Borrower with the Bank without notice, except as may be required by law, whether or not such charge creates an overdraft. (2) APPLICATION. Any payment received by the Bank (including a deemed payment under paragraph A, a set-off under paragraph C or a charge against an Account under this paragraph G) shall be applied to pay any obligation of indemnification (including but not limited to under paragraph B) and to pay any other Liabilities (including interest thereon and the principal thereof) in such order as the Bank shall elect in its discretion. Borrower will continue to be liable for any deficiency. (3) PREPAYMENT. Borrower shall be entitled to pay any outstanding principal amount or installment under this Note on any Business Day prior to the applicable Payment Date without the prior consent of the Bank, provided that (a) any such payment shall be together with payment of all Liabilities then due and all interest accrued on the Prepaid Principal to the date of such payment, and (b) if the Applicable Rate with respect to such Prepaid Principal is not a Variable Prime-Based Rate, any such payment shall be on not less than 5 Business Days' notice to the Bank and shall be accompanied by any amount required pursuant to subparagraph B(4). Any such payment shall, unless otherwise consented to by the Bank, be applied pro rata to the last outstanding principal amount(s) to become due under this Note in inverse order of maturity. (4) NON-BUSINESS DAYS. If any payment of any of the Liabilities is due on any day that is not a Business Day, it shall be payable on the next Business Day. The additional day(s) shall be included in the computation of interest. (5) EXTENSION AT BANK'S OPTION. The Bank shall have the option, which may be exercised one or more times by notice(s) to Borrower, to extend the date on which any amount is payable hereunder to one or more subsequent date(s) set forth in such notice(s).

H. PARTIES; COUNTERPARTS; NO TRANSFER BY BORROWER: If Borrower is more than one Person, all of them shall be jointly and severally liable under this Note. This Note and any Rider hereto may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single instrument. The obligations under this Note shall continue in force and shall apply notwithstanding any change in the membership of any partnership executing this Note, whether arising from the death or retirement of one or more partners or the accession of one or more new partners. Without the Bank's written consent, Borrower shall have no right to make any Transfer of any of the Liabilities; any such purported Transfer shall be void. Subject to the foregoing, the provisions of this Note shall be binding on Borrower's executors, administrators, successors and assigns.

I. BANK TRANSFERS: (1) TRANSFERABILITY. Without limiting the Bank's rights hereunder, the Bank may make a Transfer of all or any part of (a) any obligation of Borrower to the Bank (including but not limited to any of the Liabilities), (b) any obligation of any other Party in connection with any of the Liabilities, (c) any Agreement of any Party in connection with any of the Liabilities, (d) any collateral, mortgage, lien or security interest, however denominated, securing any of the Liabilities, and/or (e) the Bank's rights and, if any, obligations with respect to any of the foregoing. (2) EXTENT OF TRANSFER. In the event the Bank shall make any Transfer of any of the foregoing items (Transferred Items"), then -- to the extent provided by the Bank with respect to such Transfer -- the Transferee shall have the rights, powers, privileges and remedies of the Bank. The Bank shall thereafter, to the extent of such Transfer, be forever relieved and fully discharged from all liability or responsibility, if any, that it may have to any Person with respect thereto, except for claims, if any, arising prior to or upon such Transfer. The Bank shall retain all its rights and powers with respect to any Transferred items to the extent that it has not made a Transfer thereof. Without limiting the foregoing, to the extent of any such Transfer, paragraph B (Indemnification) shall apply to any Taxes, Regulatory Costs, Costs and Expenses, and Prepayment Costs of, or incurred by, any Transferee, and paragraphs C (Set-Off) and G(1) (Payment-Manner) shall apply to any Account of Borrower with any Transferee. (3) DISCLOSURES. The Bank is authorized to disclose to any prospective or actual Transferee any information that the Bank may have or acquire about Borrower and any information about any other Person submitted to the Bank by or on behalf of Borrower. (4) NEGOTIABILITY DEFENSES WAIVED. If this
      Note is not a negotiable instrument, Borrower waives all defenses (except such defenses as may be asserted against a holder in due course of a negotiable instrument) which Borrower may have or acquire against any Transferee who takes this Note, or any complete or partial interest in it, for value, in good faith and without notice that it is overdue or has been dishonored or of any defense against or claim to it on the part of any Person.

J. NO ORAL CHANGES; NO WAIVER BY THE BANK; PARTIAL UNENFORCEABILITY: This Note may not be changed orally. Neither a waiver by the Bank of any of its options, powers or rights in one or more instances, nor any delay on the part of the Bank in exercising any of them, nor any partial or single exercise thereof, shall constitute a waiver thereof in any other instance. Any provision of this Note which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization, without invalidating the remaining provisions of this
      Note in that or any other jurisdiction and without affecting the validity, enforceability or legality of such provision in any other jurisdiction.

K. DISPUTES AND LITIGATION: (1) GOVERNING LAW. This Note and the rights and obligations of the Bank and Borrower hereunder shall be governed by the internal laws of the State of New York without giving effect to conflict of laws principles. (2) JURISDICTION, VENUE, AND SERVICE OF PROCESS. Borrower submits to the nonexclusive jurisdiction of the federal and state courts in the State of New York in New York County with respect to any dispute arising hereunder or relating to any of the Liabilities. Service of process may be made on Borrower by personal delivery at, or by mail addressed to, any address to which the Bank is authorized to address notices to Borrower. (3) WAIVER OF DEFENSES, SETOFFS, COUNTERCLAIMS AND CERTAIN DAMAGES. Borrower waives the right to assert any defense, setoff or counterclaim in any proceeding relating in any way to this Note or any transaction contemplated hereby. The Bank shall not have any liability for negligence, except solely to the extent required by law and not disclaimable, and except for its own gross negligence or willful misconduct. In any event, the Bank shall not have any liability for any special, consequential or punitive damages. (4) SOVEREIGN IMMUNITY. Borrower irrevocably waives, with respect to itself and its property, any sovereign immunity that it may have or hereafter acquire, including but not limited to immunity from the jurisdiction of any court, from any legal process, from attachment prior to judgment, from attachment in aid of execution, from execution or otherwise.

L. NOTICE: Any notice in connection with any of the Liabilities shall be in writing and may be delivered personally or by cable, telex, telecopy or other electronic means of communication, or by certified mail, return receipt requested, addressed (a) to Borrower as set forth herein or to any other address that the Bank believes to be Borrower's address, and (b) to the Bank at Bank Hapoalim B.M., 1177 Avenue of the Americas, New York, New York 10036, Attention: Legal Department. Any such notice shall be addressed to such other address (es) as may be designated in writing hereafter. All such notices shall be deemed given when delivered personally or electronically or when mailed, except notice of change of address, which shall be deemed to have been given when received.

M.    DEFINITIONS: The following definitions apply in this Note: (1)
      ACCELERATION: any acceleration of payment or requirement of prepayment of any Debt, or any Debts becoming due and payable prior to stated maturity.
      (2) ACCOUNT: (a) the balance of any account of Borrower with any Person,
      (b) any claim of Borrower against any Person, and/or (c) any property in the possession or custody of, or in transit to, any Person, whether for safekeeping, collection, pledge or otherwise, as to which Borrower has any right, power or interest -- in each case whether existing now or hereafter, in any jurisdiction worldwide, and whether or not denominated in the same currency as any of the Liabilities. (3) AGREEMENT: any agreement or instrument (including but not limited to this Note), no matter when made, under which any Party is obligated to any Person. (4) APPLICABLE RATE: whichever of the Loan Rate or Increased Rate is the applicable interest rate at any time. (5) BANK: Bank Hapoalim B.M. (6)
      BORROWER: the Person(s) executing this Note at paragraph 9 or any one or more of them. "Borrower" may refer to one or more Persons. (7) BUSINESS
      DAY: any day on which both (a) banks are regularly open for business in New York City and (b) the Office is open for ordinary business. In the Bank's discretion, the Office may be closed on any Saturday, Sunday, legal holiday or other day on which it is lawfully permitted to close. (8)
      CONTROL: the power, alone or in conjunction with others, directly or indirectly, through voting securities, by contract or otherwise, to direct or cause the direction of a Person's management and policies. (9) COSTS AND EXPENSES: any and all reasonable costs and expenses (including but not limited to attorneys' fees and disbursements) incurred in connection with the Borrower and/or the Liabilities, including but not limited to those for (a) any action taken, whether or not by litigation, to collect, or to protect rights or interests with respect to, or to preserve any collateral securing, any of the Liabilities, (b) compliance with any legal process or any order or directive of any Governmental Authority with respect to any Party, (c) any litigation or administrative proceeding relating to any Party, and/or (d) any amendment, modification, extension or waiver with respect to any of the Liabilities. (10) DEBT: any Party's obligation of any sort (in whole or in part) for the payment of money to any Person, whether (a) absolute or contingent, (b) secured or unsecured, (c) joint, several or independent, (d) now or hereafter existing, or (e) due or to become due. (11) DEBTOR RELIEF ACTION: the commencement by any Party or (unless dismissed or terminated within 30 days) against any Party of any proceeding under any law of any jurisdiction (domestic or foreign) relating to bankruptcy, reorganization, insolvency, arrangement, composition, receivership, liquidation, dissolution, moratorium or other relief of financially distressed debtors, or the making by any Party of an assignment for the benefit of creditors. (12) DEFAULT: any breach, default or event of default under, or any failure to comply with, any provision of any Agreement. (13) EVENT OF DEFAULT: any event set forth in paragraph D.
      (14) EXCHANGE CONTROL PERMIT: any permit or license issued by a Governmental Authority outside the United States under which any Party is permitted (a) to incur and pay any of the Liabilities in the United States in any currency(ies) in which denominated or (b) to enter into, incur and/or perform any other obligation or Agreement. (15) GOVERNMENTAL
      AUTHORITY: any domestic or foreign, national or local, (a) government, (b) governmental, quasi-governmental or regulatory agency or authority, (c) court or (d) central bank or other monetary authority. (16) INCREASED
      RATE: (a) If the Loan Rate is a Variable Prime-Based Rate, the Increased Rate with respect to the entire outstanding principal balance shall be the Loan Rate plus 2% per year, (b) If the Loan Rate is not a Variable Prime-Based Rate, the Increased Rate with respect to any amount of principal or installment shall be (i) the Loan Rate plus 2% per year prior to the applicable Payment Date and (ii) the Prime Rate plus 4% per year on or subsequent to the applicable Payment Date. (17) LAW: any treaty, law, regulation, rule, judgment, order, decree, guideline, interpretation or request (whether or not having the force of law) issued by any Governmental Authority. (18) LIABILITIES: (a) any and all of the Debt evidenced by this Note, and any and all other Debt of Borrower to, or held or to be held by, the Blank in any jurisdiction worldwide for its own account or as agent for another or others, whether created directly or acquired by Transfer or otherwise, and (b) any and all obligations of any other Party with respect to any of such Debt. (19) LOAN RATE: the interest rate determined under paragraph 2. (20) MATERIAL: material to the business or financial condition of any Party on a consolidated or consolidating basis. (21) OFFICE: the Bank's office at 1177 Avenue of the Americas, New York, New York 10036, or such other place as the Bank may specify by notice. (22) PARTY: (a) borrower, (b) any maker, co-maker or endorser of any Agreement evidencing-, or any guarantor, surety, accommodation party or indemnitor with respect to-, or any Person that provides any collateral as security for-, or any Person that issues a subordination, comfort letter, standby letter of credit, repurchase agreement, put agreement, option, other Agreement or other credit support with respect to-, any of the Liabilities; (c) if any Party is a partnership or joint venture, any general partner or joint venturer in such Party; and (d) any Person (i) that is under the Control of any Party and (ii) whose business or financial condition is Material to such Party. (23) PAYMENT DATE: any Business Day on which any part of the principal or any installment of this Note becomes due and payable under paragraph 1 (and not on account of an Acceleration). (24) PERSON: any person, partnership, joint venture, company, corporation, unincorporated organization or association, trust, estate, Governmental Authority, or any other entity. (25) PREPAID
      PRINCIPAL: any amount of principal or any installment of this Note which Borrower pays prior to the applicable Payment Date for such amount. (26) PREPAYMENT COSTS: all losses, costs and expenses incurred as a result of receiving Prepaid Principal and of reinvesting it at rate(s) which may be less than the Applicable Rate for such Prepaid Principal. (27) PRIME RATE: the Bank's New York Branches' stated Prime Rate as reflected in its books and records as such Prime Rate may change from time to time. The Bank's determination of its Prime Rate shall be conclusive and final. The Prime Rate is a reference rate and not necessarily the lowest interest rate charged by the Bank. (28) REGULATORY COSTS: any and all costs and expenses of complying with any Law, including but not limited to with respect to
      (a) any reserves or special deposits maintained for or with, or pledges to, or assessments, Insurance premiums or special charges paid to, any Governmental Authority, or (b) any capital, capital equivalency ledger account, ratio of assets to liabilities, risk-based capital assessment or any other capital substitute, risk-based or otherwise. (29) TAXES: any and all present and future taxes, levies, imposts, deductions, charges and withholdings in any jurisdiction worldwide, and all liabilities with respect thereto, which are imposed with respect to this Note or to any amount payable under this Note, excluding taxes determined on the basis of the net income of a Person or of any of its offices. (30) TRANSFER: any negotiation, assignment, participation, conveyance, grant of a security interest, lease, delegation, or any other direct or indirect transfer of a complete or partial, legal, beneficial, economic or other interest or obligation. (31)

      TRANSFEREE: any Person to whom a Transfer is made. (32) TRANSFERRED ITEMS: items defined in paragraph I. (33) TREASURY OBLIGATION: a note, bill or bond issued by the United States Treasury Department as a full faith and credit general obligation of the United States. (34) VARIABLE PRIME-BASED
      RATE: any Applicable Rate which is determined based on the Prime Rate. Any such rate shall change automatically when and as the Prime Rate Changes.

                              [BANK HAPOALIM LOGO]

                     MULTIPLE-LOAN RIDER TO PROMISSORY NOTE
                  LOAN(S) DENOMINATED IN U.S. OR OTHER CURRENCY
                                LIBOR-BASED RATE

This Rider is referred to in paragraph 3 of, and constitutes a part of, a note of Borrower to the Bank dated SEPTEMBER 6, 2005, IN THE AMOUNT OF $3,000,000.00.

Specific Terms

(a) Margin: 1.75% per year

(b) Interest Period: 1, 2 or 3 months and as agreed from time to time

(c) Minimum Draw Amount: $100,000.00

(d) Minimum Multiple Amount; None

Borrower agrees to the above Specific Terms and to all of the Terms and Conditions set forth below.

Print Borrower's Name: VALENTEC SYSTEMS, INC.

(Signature) By: /s/ Robert Zummo             (Signature) By: /s/ Steve Shows
                -------------------                          -------------------
Print Name: Robert Zummo                     Print Name: Steve Shows
Print Title: President, CEO                  Print Title: Vice President

Terms and Conditions

Certain capitalized terms are defined in paragraph 4.

1. Advances. Borrower may receive a Loan in any principal amount upon Borrower's request to the Bank and the Bank's agreement thereto, subject to all of the following conditions:

      (a) Agreement of the Bank and Borrower. Subject to subparagraphs l(b), l(c) and 2(b), the Bank and Borrower shall have agreed, hot later than the Determination Time, with respect to the Loan's (i) principal amount, (ii) LIBOR-Based Rate and (iii) Interest Period; provided, however, that if the Bank determines that by such Determination Time, Borrower has failed or declined to agree on the LIBOR-Based Rate and/or Interest Period with respect to such Outstanding Principal Amount, then interest on such Outstanding Principal Amount shall accrue at the LIBOR-Based Rate without the agreement of Borrower, and the Interest Period shall be of the same duration as the Interest Period just ended with respect to such Outstanding Principal Amount or, if there was no such prior Interest Period, one month.

      (b) Applicable limitations. (i) The applicable Payment Date shall not be later than the Due Date; (ii) the total of the Outstanding
            Principal Amounts of all Loans shall not exceed the principal amount set forth in the Note; (iii) the principal amount of any single Loan request shall be not less than any Minimum Draw Amount set forth under Specific Terms: and (iv) the principal amount of any single Loan request shall be an integral multiple of any Minimum Multiple Amount set forth under Specific Terms.

      (c) Borrower's request and agreement. Borrower's request for a Loan and Borrower's agreement to the terms thereof shall be communicated to the Bank in any form that is acceptable in each instance to the Bank in its sole discretion, which may include telephone, telex, fax, email or a writing executed by Borrower. Borrower shall have provided the Bank with documentation, satisfactory in form and substance to the Bank in its sole discretion, confirming the authority of the person(s) agreeing to such terms on behalf of Borrower.

2.    Payment of Principal and Interest. Subject to the other provisions of the
      Note:

      (a) Obligation, Time and Manner of Payment. Subject to the other provisions of the Note and this Rider, the Outstanding Principal Amount shall be due and payable at the applicable Payment Date. Unless specified otherwise in the Note or in a Rider thereto, every payment to be made by or on behalf of the Borrower under the Note shall be made in U.S. Dollars, and the designation of U.S. Dollars as the currency of payment is of the essence. Every payment or delivery under the Note by or on behalf of Borrower of any money denominated in any Currency shall be made at the Office and/or to such account or accounts as the Bank may designate from time to time by notice to Borrower, in immediately available and freely transferable funds in the Currency in which the applicable obligation is denominated and in Currency that is unrestricted, unblocked and free of exchange controls, without set off, counterclaim, withholding or deduction of any kind whatsoever. Except as otherwise provided herein, any payment due under, the Note on a day that is not a Business Day shall be payable on the next succeeding Business Day.

      (b) Loan Rate. Interest on any Outstanding Principal Amount shall accrue at the LIBOR-Based Rate; provided, however, that if the Bank determines (i) that by the Determination Time (A) by reason of circumstances affecting the London Interbank Market generally, adequate and fair means do not exist for ascertaining an applicable LIBOR rate or it is impractical for the Bank to fund or continue to fund the Outstanding Principal Amount during the applicable Interest Period, or (B) quotes for funds in the relevant Currency in sufficient amounts comparable to the relevant Outstanding Principal Amount and for the duration of the applicable Interest Period would not be available to the Bank in the London Interbank Market, or (C) quotes for funds in the relevant Currency in the London Interbank Market will not accurately reflect the cost to the Bank of making a Loan or of funding the relevant Outstanding Principal Amount during the applicable Interest Period, or (ii) that at any time the making or funding of loans, or charging of interest at rates, based on LIBOR shall be unlawful or unenforceable for any reason, then as long as such circumstance(s) shall continue, interest on the relevant Outstanding Principal Amount shall accrue at the Alternate Rate.

      (c) Payment and Calculation of Interest. Interest shall be payable (i) at each Payment Date or (whenever the Applicable Rate is a Variable Prime-Based Rate) monthly, (ii) at the Due Date and (iii) at any time that any Outstanding Principal Amount or part thereof is paid. Interest shall be calculated as set forth in the Note.

      (d) Currency of Payment. Upon any failure of Borrower to pay or deliver any amount of Currency when due, the Bank may, at its option in its sole discretion, require Borrower to pay the equivalent of such amount in any other Currency, computed at the Bank's selling rate for such Currency at the place where such amount is due. The receipt by the Bank of any amount in respect of any obligation under the
            Note in a Currency other than that in which such amount was originally due, whether pursuant to a judgment or arbitration award or pursuant to the provisions of the Note or any agreement or otherwise, shall not discharge Borrower with respect to any such obligation except to the extent that on the first day on which the Bank is open for business immediately following such receipt, the Bank shall be able, in accordance with normal banking practice, to purchase the Currency in which such amount was due with the Currency received. If the amount so purchasable shall be less than the original amount of the Currency in which such amount was due, Borrower shall, notwithstanding any judgment or arbitration award, indemnify and hold the Bank harmless against any loss sustained by it. Borrower shall in any event indemnify the Bank against any and all costs incurred by it in making any such purchase of Currency.

3. Bank's Conclusive Determinations and Schedule. The Bank's determination with respect to any matter hereunder shall be conclusive, final and binding on Borrower, absent manifest error. The Bank shall from time to time record the date and amount of each Loan, the Applicable Rate, each date on which any part of principal, interest or any other amount shall be due and payable, and the amount and date of each payment of principal, interest or any other amount, on a schedule, which in the Bank's discretion may be computer-generated and/or may be taken from the Bank's general books and records, and which schedule is incorporated in, and is a part of, the Note and this Rider (the "Schedule"). The Schedule shall be conclusive, final and binding upon

      Borrower, absent manifest error, provided, however, that the failure of the Bank to record any of the foregoing shall not limit or otherwise affect the obligation of Borrower to pay all amounts owed to the Bank under the Note. Without limiting the foregoing, Borrower acknowledges that the Interest Period and the Applicable Rate with respect to any Outstanding Principal Amount are subject to the Bank's consent ordinarily negotiated between Borrower and the Bank by telephone, and Borrower agrees that in the event of any dispute as to any of the terms of any Loan, the determination of the Bank and its respective entry with respect thereto on its books and records and/or on the Schedule shall be conclusive, final and binding on Borrower, absent manifest error.

4. Definitions. Each capitalized term not defined herein shall have the meaning ascribed thereto in the Note. The following definitions apply in this Rider and in the Note, and shall prevail over any different definitions in the Note.

      (a) Alternate Rate: an annual Variable Prime-Based Rate equal to the Prime Rate plus the Margin.

      (b) Applicable Rate: whichever of the Loan Rate or Increased Rate is the applicable interest rate at any time with respect to any Outstanding Principal Amount.

      (c) Currency: money denominated in the lawful currency of any country (including but not limited to the lawful currency of the United States) or any unit of account or single or unified currency of the European Community.

      (d) Determination Time: 12:00 noon (or any later time determined by the Bank in its sole discretion), New York City time, of a Working Day that is three Working Days prior to the date of the Loan.

      (e) Due Date: the date set forth in paragraph 1 of the Note or, if the Bank has extended such date pursuant to paragraph G(5) of the Note or by an agreement with Borrower, such extended date.

      (f) Interest Period: any term of 1 day, 1 week, 1 to 6, 9 or 12 months, or such other term as may be acceptable to the Bank in its discretion, as set forth above under Specific Terms or if not so set forth, as selected or agreed to by the Bank in its discretion. A term shall not be considered an "Interest Period" during any period that the Applicable Rate is a Variable Prime-Based Rate. Each Interest Period shall commence immediately at the end of the preceding Interest Period, if any. If there had been no immediately preceding Interest Period with respect to any Outstanding Principal Amount, the Interest Period shall commence on the first Business Day on which (i) such amount shall be outstanding and (ii) the Applicable Rate is not a Variable Prime-Based Rate. If any Interest Period would otherwise come to an end on a day that is not a Working Day, its termination shall be postponed to the next day that is a Working Day unless it would thereby terminate in the next calendar month. In such case, such Interest Period shall terminate on the immediately preceding Working Day.

      (g) LIBOR for each Interest Period: the rate per annum (carried out to the fifth decimal) equal to the rate determined by the Bank to be the offered rate on a page or service (whether provided by Bridge Telerate, Reuters, Bloomberg or any other service) that displays an average British Bankers Association Interest Settlement Rate for deposits in the applicable Currency (for delivery on the first Working Day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two (2) Working Days prior to the first Working Day of such Interest Period. At the Borrower's request, the Bank will provide the Borrower with identifying information with respect to the page or service so used by the Bank. If the Bank determines that the rate referenced in the first sentence of this paragraph is not available, then "LIBOR" will mean, as applicable to any Interest Period, the rate determined (i) on the basis of the offered rates for deposits in the applicable Currency with a term equivalent to such Interest Period, which are offered by four major banks selected by the Bank in the London interbank market at approximately 11:00 a.m. London time, on the Working Day that is two (2) Working Days prior to the first Working Day of such Interest Period; or (ii) by applying such other recognized source of London Eurocurrency deposit rates as the Bank may determine from time to time. If the Bank determines in its sole discretion that LIBOR cannot be determined or does not represent its effective cost of maintaining a Loan, then interest shall accrue at the effective cost to the Bank to maintain the Loan (as determined by the Bank in its sole discretion).

      (h) LIBOR-Based Rate: an annual rate equal to LIBOR plus the Margin, as determined by the Bank.

      (i)   Loan: (i) any loan advanced by the Bank to Borrower under the Note,
            (ii) any rollover by the Bank of any such loan that is otherwise due and payable, or (iii) any conversion of the Applicable Rate for any Outstanding Principal Amount from a rate that is a Variable Prime-Based Rate to one that is not, or vice versa.

      (j) Loan Rate: the interest rate determined under subparagraph 1(a) and/or 2(b).

      (k) Margin: as set forth under Specific Terms or, if not so set forth, 2% per year.

      (l) Note: the note of which this Rider is a part (including any and all riders and amendments to the Note).

      (m) Outstanding Principal Amount: the outstanding principal amount of each Loan.

      (n) Payment Date: the last Business Day of the applicable Interest Period or, if the applicable Loan Rate is a Variable Prime-Based Rate, the Due Date.

      (o) Working Day: a Business Day on which banks are regularly open for business in London.

                                PROMISSORY NOTE

BORROWER:                         Valentec Systems, Inc.

                                  2618 York Ave; Minden, LA 71055

LENDER:                           Robert Zummo

PRINCIPAL AMOUNT:                 $400,000.00

      1. FOR VALUE RECEIVED, Valentec Systems, Inc. promises to pay to Robert Zummo at 9475 High Meadows Ranch, Durango, CO 81301, or at such address as may later be provided in writing to Valentec Systems, Inc., the principal sum of four hundred thousand ($400,000.00) USD, without interest payable on the unpaid principal.

      2. This Note is repayable in full within 30 days of Robert Zummo providing Valentec Systems, Inc. with written notice of demand.

      3. This Note will be construed in accordance with and governed by the laws of the State of Louisiana.

      4. All costs, expenses and expenditures including, and without limitation, the complete legal costs incurred by Robert Zummo in enforcing this Note as a result of any default by Valentec Systems, Inc., will be added to the principal then outstanding and will immediately be paid by Valentec Systems, Inc..

      5. This Note will ensure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of Valentec Systems, Inc. and Robert Zummo. Valentec Systems, Inc. waives presentment for payment, notice of non-payment, protest and notice of protest.

IN WITNESS WHEREOF Valentec Systems, Inc. has duly affixed its signature by a duly authorized officer under seal on this_____day of ______________, _____.

SIGNED, SEALED AND DELIVERED
this_____day of____________,_____
in the presence of:

                                              ___________________________ (SEAL)
                                              Valentec Systems, Inc.
_________________________________
WITNESS:

                                 PROMISSORY NOTE

BORROWER:                         Valentec Systems, Inc.

                                  2618 York Ave; Minden, LA 71055

LENDER:                           Soltam Systems, Inc.

PRINCIPAL AMOUNT:                 $400,000.00

      1. FOR VALUE RECEIVED, Valentec Systems, Inc. promises to pay to Soltam Systems, P.O. B. 13 Yokneam, 20692 Israel, or at such address as may later be provided in writing to Valentec Systems, Inc., the principal sum of four hundred thousand ( $400,000.00) USD, without interest payable on the unpaid principal.

      2. This Note is repayable in full within 30 days of Soltam Systems providing Valentec Systems, Inc. with written notice of demand.

      3. This Note will be construed in accordance with and governed by the laws of the State of Louisiana.

      4. All costs, expenses and expenditures including, and without limitation, the complete legal costs incurred by Soltam Systems, in enforcing this Note as a result of any default by Valentec Systems, Inc., will be added to the principal then outstanding and will immediately be paid by Valentec Systems, Inc..

      5. This Note will ensure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of Valentec Systems, Inc. and Soltam Systems. Valentec Systems, Inc. waives presentment for payment, notice of non-payment, protest and notice of protest.

IN WITNESS WHEREOF Valentec Systems, Inc. has duly affixed its signature by a duly authorized officer under seal on this_____day of____________, ______.

SIGNED, SEALED AND DELIVERED
this _____ day of ____________ ,_____
in the presence of:

                                                   ______________________ (SEAL)
                                                   Valentec Systems, Inc.
______________________________________
WITNESS:

                                 PROMISSORY NOTE

                                 APRIL 28, 2005

JERSEY CITY, NEW JERSEY                                            $1,000,000.00

FOR VALUE RECEIVED, the undersigned, VALENTEC SYSTEMS, INC., a Delaware corporation (the "Company"), promises to pay MONTGOMERY EQUITY PARTNERS, LTD (the "Lender") at 101 Hudson Street, Suite 3700, Jersey City, New Jersey 07302 or other address as the Lender shall specify in writing, the principal sum of ONE MILLION DOLLARS ($1,000,000) and interest on the unpaid principal sum advanced to the Company by the Lender at the annual rate of twenty four percent (24%) on the unpaid balance pursuant to the following terms:

   Contemporaneously with the execution and delivery of this Promissory Note (the "Note"), the Company and the Lender are entering into a Pledge and Escrow Agreement (the "Pledge Agreement") and a Security Agreement (the "Security Agreement") (collectively, this Note, the Pledge Agreement and the Security Agreement are referred to as the "Transaction Documents").

1. FUNDING BY LENDER. Subject to the notification and satisfaction of the conditions to the Closings set forth herein the amount of Six Hundred Thousand Dollars ($600,000) shall be funded on the date hereof (the "Initial Closing"). The Lender shall fund an additional Four Hundred Thousand Dollars ($400,000) two
(2) business days prior to the filing of the registration statement, to be filed pursuant to the Registration Rights Agreement of even date herewith (the "Registration Statement"), with the United States Securities and Exchange Commission (the "SEC") (the "Second Closing") (collectively, referred to as the "Closings" and individually referred to as the "Closing"). The Lender shall be entitled to a five (5) business day grace period with respect to its obligation to fund each Closing.

2. PRINCIPAL AND INTEREST. For value received, the Company hereby promises to pay to the order of the Lender on the one (1) year anniversary of the date hereof in lawful money of the United States of America and in immediately available funds the principal sum up to One Million Dollars ($1,000,000) or such lesser amount requested and received by the Company under this Note, together with interest on the unpaid principal of this Note at the rate of twenty four percent (24%) per year (computed on the basis of a 365-day year and the actual days elapsed) from the date of this Note until paid as set forth in the Payment Schedule (for the First Closing in the principal amount $600,000) attached hereto.

3. MONTHLY PRINCIPAL PAYMENTS OF THE NOTE. Beginning on the date six (6) months from the date hereof, the Company shall make monthly payments of the outstanding principal of the Note and payments shall be due and payable each succeeding month thereafter until all principal and interest has been paid as set forth in the Payment Schedule attached hereto.

4. PREPAYMENT FEE; PENALTY. There shall be no prepayment fee or penalty.

5. MONTHLY PAYMENTS OF INTEREST. Interest shall accrue from the date hereof. Beginning on the date one (1) month from the date hereof, the Company shall make monthly payments of accrued and unpaid interest and payments of accrued and unpaid interest shall due and payable each succeeding month thereafter as set forth in the Payment Schedule attached hereto. Notwithstanding the foregoing, the Company shall pay two (2) payments of interest directly from the gross proceeds of each Closing.

6. RIGHT OF PREPAYMENT. Notwithstanding the payments pursuant to Section 2, the Company at its option shall have the right to prepay, with three (3) business days advance written notice, a portion or all outstanding principal of the Note. The prepayment price shall be equal to the amount of principal prepaid, plus accrued interest.

7. CONDITIONS TO THE LENDER'S OBLIGATIONS TO THE INITIAL CLOSING. The obligation of the Lender hereunder to fund the Initial Closing is subject to the satisfaction, at or before the Initial Closing, of each of the following conditions, provided that these conditions are for the Lender's sole benefit and may be waived by the Lender at any time in its sole discretion:

      a. The Company shall have executed this Note, the Security Agreement by and between the Company and the Lender of even date herewith, and the Pledge Agreement, and delivered the same to the Lender.

      b. The representations and warranties set forth in Article 4 of the Security Agreement of the Company shall be true and correct in all material respects as of the date when made and as of the Initial Closing as though made at that time and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Note or the Security Agreement to be performed, satisfied or complied with by the Company at or prior to the Initial Closing.

      c. The Company shall have filed a form UCC-1 or such other forms as may be required to perfect the Lender's interest in the Pledged Property and Pledged Collateral as detailed in the Security Agreement dated the date hereof and provided proof of such filing to the Lender.

      d. The Lender shall have received an opinion of counsel in a form satisfactory to the Lender.

      e. The Company shall have provided to the Lender a certificate of good standing form the Secretary of State of Delaware.

      f. The Company shall have obtained the approval of its board of directors and a majority of its outstanding shares of capital stock (voting as separate classes, if required by applicable law) to approve and ratify this transaction.

      g. The Company shall have delivered to the Escrow Agent the Pledged Shares as well executed and medallion guaranteed stock powers as required pursuant to the Pledge Agreement.

8. CONDITIONS TO THE LENDER'S OBLIGATIONS TO THE SECOND CLOSING. The obligation of the Lender hereunder to fund the Second Closing is subject to the satisfaction, at or before the Second Closing, of each of the following conditions, provided that these conditions are for the Lender's sole benefit and may be waived by the Lender at any time in its sole discretion:

      a. The representations and warranties set forth in Article 4 of the Security Agreement of the Company shall be true and correct in all material respects as of the date when made and as of the Second Closing as though made at that time and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Note or the Security Agreement to be performed, satisfied or complied with by the Company at or prior to the Second Closing.

      b. The Company shall have certified that all conditions to the Second Closing have been satisfied and that the Company will file the Registration Statement with the SEC in compliance with the rules and regulations promulgated by the SEC for filing thereof two (2) business days after the Second Closing. If requested by the Lender, the Lender shall have received a certificate, executed by the two officers of the Company, dated as of the Second Closing Date, to the foregoing effect. The Lender shall have no obligation to fund at the Second Closing if the Company has filed the Registration Statement.

      c. The Company shall have consummated the merger with Acorn Holding Corp., a Delaware corporation prior to the Second Closing but no later than forty five (45) days from the date hereof.

      d. As part of the merger, Acorn Holding Corp. shall have assumed any and all obligations of the Company relating to the Lender and Cornell Capital Partners, LP, including, without limitation, this Note, the Amended Pledge Agreement, the Amended Security Agreement and the Standby Equity Distribution Agreement between the Company and Cornell Capital Partners, LP and related documents all of even date herewith. The Company shall have provided the Lender with the relevant merger documents within one (1) day following the execution of the merger documents.

      e. Following the consummation of the merger, Acorn Holding Corp. or the surviving entity, shall have entered into a Security Agreement with the Lender, providing a security interest in the assets of Acorn Holding Corp. to secure the obligations of this Note. Acorn Holding Corp. or the surviving entity, shall have filed a form UCC-1 with regard to the Pledged Property and Pledged Collateral as detailed in the Security Agreement, giving the Lender a first position lien and shall have provided proof of such filing to the Lender.

      f. Following the consummation of the merger, Acorn Holding Corp. or the surviving entity, shall have entered into a Pledge and Escrow Agreement, pursuant to which Acorn Holding Corp. shall provide the Lender a security interest in the Pledged Shares (as that term is defined in the Pledge Agreement), to secure the obligations of the Company under this Note, which Acorn Holding Corp. or the surviving entity will have assumed in accordance with the merger. In addition, the Pledgors (as such term is defined in the Pledge and Escrow Agreement of even date herewith) shall pledge all their respective shares of Acorn Holding Corp. or the surviving entity to secure the obligations of the Company under this Note.

      g. Acorn Holding Corp. or the surviving entity, shall have issued to the Investor the Commitment Shares (as such terms are defined in the Standby Equity Distribution Agreement of even date herewith between the Company and Cornell Capital Partners, LP.) within one (1) day following the execution of the merger documents.

      h. Acorn Holding Corp. or the surviving entity shall have issued to the Investor a warrant to purchase Two Hundred Thousand (200,000) shares of common stock of Acorn Holding Corp. or the surviving public entity for a period of two (2) years at an exercise price of $0.01 per share within one (1) day following the execution of the merger documents.

      i. No Events of Default shall have occurred under this Note or the Transaction Documents.

9. WAIVER AND CONSENT. To the fullest extent permitted by law and except as otherwise provided herein, the Company waives demand, presentment, protest, notice of dishonor, suit against or joinder of any other person, and all other requirements necessary to charge or hold the Company liable with respect to this Note.

10. COSTS, INDEMNITIES AND EXPENSES. In the event of default as described herein, the Company agrees to pay all reasonable fees and costs incurred by the Lender in collecting or securing or attempting to collect or secure this Note, including reasonable attorneys' fees and expenses, whether or not involving litigation, collecting upon any judgments and/or appellate or bankruptcy proceedings. The Company agrees to pay any documentary stamp taxes, intangible taxes or other taxes which may now or hereafter apply to this Note or any payment made in respect of this Note, and the Company agrees to indemnify and hold the Lender harmless from and against any liability, costs, attorneys' fees, penalties, interest or expenses relating to any such taxes, as and when the same may be incurred.

11. EVENT OF DEFAULT. An "Event of Default" shall be deemed to have occurred upon the occurrence of any of the following: (i) the Company should fail for any reason or for no reason to make any payment of the interest or principal pursuant to this Note within five (5) days of the date due as prescribed herein;
(ii) the Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any material breach or default of any material provision of this Note or any of the Transaction Documents (as defined herein), which is not cured within five (5) days notice of the default;
(iii) the Company or any subsidiary of the Company shall commence, or there shall be commenced against the Company or any subsidiary of the Company under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company or any subsidiary of the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary of the Company or there is commenced against the Company or any subsidiary of the Company any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 61 days; or the Company or any subsidiary of the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any subsidiary of the Company suffers any appointment of any custodian, private or court appointed receiver or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of sixty one (61) days; or the Company or any subsidiary of the Company makes a general assignment for the benefit of creditors; or the Company or any subsidiary of the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any subsidiary of the Company shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or any subsidiary of the Company shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any subsidiary of the Company for the purpose of effecting any of the foregoing; or (iv) a breach by the Company of its obligations, or an event of default, under any of the Transaction Documents, or any other agreements entered into between the Company and the Lender which is not cured by any applicable cure period set forth therein or within five (5) following notice of default. Upon an Event of Default (as defined above), the entire principal balance and accrued interest outstanding under this Note, and all other obligations of the Company under this Note, shall be immediately due and payable without any action on the part of the Lender, interest shall accrue on the unpaid principal balance at twenty four percent (24%) per year or the highest rate permitted by applicable law, if lower and the Lender shall be entitled to seek and institute any and all remedies available to it.

12. MAXIMUM INTEREST RATE. In no event shall any agreed to or actual interest charged, reserved or taken by the Lender as consideration for this Note exceed the limits imposed by New Jersey law. In the event that the interest provisions of this Note shall result at any time or for any reason in an effective rate of interest that exceeds the maximum interest rate permitted by applicable law, then without further agreement or notice the obligation to be fulfilled shall be automatically reduced to such limit and all sums received by the Lender in excess of those lawfully collectible as interest shall be applied against the principal of this Note immediately upon the Lender's receipt thereof, with the same force and effect as though the Company had specifically designated such extra sums to be so applied to principal and the Lender had agreed to accept such extra payment(s) as a premium-free prepayment or prepayments.

13. SECURED NATURE OF THE NOTE. This Note is secured by the Pledged Property as defined in the Security Agreements between the Company and the Lender, and the Pledged Shares as defined in the Pledge and Escrow Agreements among the Company, the Lender, and David Gonzalez, Esq., both of even date herewith.

14. ISSUANCE OF CAPITAL STOCK. So long as any portion of this Note is outstanding, the Company shall not, without the prior written consent of the Lender, (i) issue or sell shares of common stock or preferred stock (ii) issue any warrant, option, right, contract, call, or other security instrument granting the holder thereof, the right to acquire common stock (iii) enter into any security instrument granting the holder a security interest in any and all assets of the Company, or (iv) file any registration statement on Form S-8.

15. CANCELLATION OF NOTE. Upon the repayment by the Company of all of its obligations hereunder to the Lender, including, without limitation, the principal amount of this Note, plus accrued but unpaid interest, the indebtedness evidenced hereby shall be deemed canceled and paid in full. Except as otherwise required by law or by the provisions of this Note, payments received by the Lender hereunder shall be applied first against expenses and indemnities, next against interest accrued on this Note, and next in reduction of the outstanding principal balance of this Note.

16. SEVERABILITY. If any provision of this Note is, for any reason, invalid or unenforceable, the remaining provisions of this Note will nevertheless be valid and enforceable and will remain in full force and effect. Any provision of this Note that is held invalid or unenforceable by a court of competent jurisdiction will be deemed modified to the extent necessary to make it valid and enforceable and as so modified will remain in fall force and effect.

17. AMENDMENT AND WAIVER. This Note may be amended, or any provision of this Note may be waived, provided that any such amendment or waiver will be binding on a party hereto only if such amendment or waiver is set forth in a writing executed by the parties hereto. The waiver by any such party hereto of a breach of any provision of this Note shall not operate or be construed as a waiver of any other breach.

18. SUCCESSORS. Except as otherwise provided herein, this Note shall bind and inure to the benefit of and be enforceable by the parties hereto and their permitted successors and assigns.

19. ASSIGNMENT. This Note shall not be directly or indirectly assignable or delegable by the Company. The Lender may assign this Note as long as such assignment complies with the Securities Act of 1933, as amended.

20. NO STRICT CONSTRUCTION. The language used in this Note will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party.

21. FURTHER ASSURANCES. Each party hereto will execute all documents and take such other actions as the other party may reasonably request in order to consummate the transactions provided for herein and to accomplish the purposes of this Note.

22. NOTICES, CONSENTS, ETC. Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) trading day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to Company:        Valentec Systems, Inc.
                      2618 York Avenue
                      Minden, LA 71055

                      Attention: Robert Zummo
                      Telephone: (318) 382-4574
                      Facsimile: (318) 382-4583

With a Copy to:       Schiff Hardin LLP
                      1101 Connecticut Avenue, N.W. - Suite 600
                      Washington, D.C. 20036
                      Attention: Ernest M. Stern, Esq.
                      Telephone: (202) 778-6461
                      Facsimile: (202) 778-6460

If to the Lender:     Montgomery Equity Partners, Ltd.
                      101 Hudson Street, Suite 3700
                      Jersey City, NJ 07302
                      Attention: Mark A. Angelo
                      Telephone: (201) 985-8300
                      Facsimile: (201) 985-8744

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) trading days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

23. REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The Lender's remedies provided in this Note shall be cumulative and in addition to all other remedies available to the Lender under this Note, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy of the Lender contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit the Lender's right to pursue actual damages for any failure by the Company to comply with the terms of this Note. No remedy conferred under this Note upon the Lender is intended to be exclusive of any other remedy available to the Lender, pursuant to the terms of this Note or otherwise. No single or partial exercise by the Lender of any right, power or remedy hereunder shall preclude any other or further exercise thereof. The failure of the Lender to exercise any right or remedy under this Note or otherwise, or delay in exercising such right or remedy, shall not operate as a waiver thereof. Every right and remedy of the Lender under any document executed in connection with this transaction may be exercised from time to time and as often as may be deemed expedient by the Lender. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Lender and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Lender shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, and specific performance without the necessity of showing economic loss and without any bond or other security being required.

24. GOVERNING LAW; JURISDICTION. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New Jersey, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New Jersey or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New Jersey. Each party hereby irrevocably submits to the exclusive jurisdiction of the Superior Court of the State of New Jersey sitting in Hudson County, New Jersey and the United States Federal District Court for the District of New Jersey sitting in Newark, New Jersey, for the adjudication of any dispute hereunder or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

25. NO INCONSISTENT AGREEMENTS. None of the parties hereto will hereafter enter into any agreement, which is inconsistent with the rights granted to the parties in this Note.

26. THIRD PARTIES. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or entity, other than the parties to this Note and their respective permitted successor and assigns, any rights or remedies under or by reason of this Note.

27. WAIVER OF JURY TRIAL. AS A MATERIAL INDUCEMENT FOR THE LENDER TO LOAN TO THE COMPANY THE MONIES HEREUNDER, THE COMPANY HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS AGREEMENT AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.

28. ENTIRE AGREEMENT. This Note (including any recitals hereto) set forth the entire understanding of the parties with respect to the subject matter hereof, and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any party in connection with the negotiation of the terms hereof, and may be modified only by instruments signed by all of the parties hereto.

                  [REMAINDER OF PAGE INTENTIONALY LEFT BLANK]

IN WITNESS WHEREOF, this Promissory Note is executed by the undersigned as of the date hereof.

                                        MONTGOMERY EQUITY PARTNERS, LTD

                                        By: Yorkville Advisors, LLC
                                        Its: General Partner

                                        By: /s/ Mark Angelo
                                            --------------------------
                                        Name: Mark Angelo
                                        Its: Portfolio Manager

                                        VALENTEC SYSTEMS, INC.

                                        By: /s/ Robert Zummo
                                            --------------------------
                                        Name: Robert Zummo
                                        Title: CEO

                                   SCHEDULE A
                                PAYMENT SCHEDULE

Principal                $600,000
Interest                       24%
Closing Date:      April 28, 2005

PAYMENT         PAYMENT DUE DATE         INTEREST        PRINCIPAL       TOTAL PAYMENT     OUTSTANDING PRINCIPAL
-------         ----------------         --------        ---------       -------------     ---------------------
 1                  5/28/2005          $ 12,000.00      $      0.00       $ 12,000.00             600,000
 2                  6/28/2005          $ 12,000.00      $      0.00       $ 12,000.00             600,000
 3                  7/28/2005          $ 12,000.00      $      0.00       $ 12,000.00             600,000
 4                  8/28/2005          $ 12,000.00      $      0.00       $ 12,000.00             600,000
 5                  9/28/2005          $ 12,000.00      $      0.00       $ 12,000.00             600,000
 6                 10/28/2005          $ 12,000.00      $      0.00       $ 12,000.00             600,000
 7                 11/28/2005          $ 12,000.00      $ 90,000.00       $102,000.00             510,000
 8                 12/28/2005          $ 10,200.00      $ 90,000.00       $100,200.00             420,000
 9                  1/28/2006          $  8,400.00      $ 90,000.00       $ 98,400.00             330,000
10                  2/28/2006          $  6,600.00      $ 90,000.00       $ 96,600.00             240,000
11                  3/28/2006          $  4,800.00      $ 90,000.00       $ 94,800.00             150,000
12                  4/28/2006          $  3,000.00      $150,000.00       $153,000.00                   0

                                       $117,000.00      $600,000.00       $717,000.00